As filed with the Securities and Exchange Commission on June 9, 2025

File No. 333-286736

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒     Pre-Effective Amendment No. 1

☐     Post-Effective Amendment No. __

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive
Chicago, Illinois 60606
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787
(Area Code and Telephone Number)

Mark L. Winget
Vice President and Secretary
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 320 South Canal Street, 27th Floor Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF
NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND (JPI)
AND
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[●], 2025

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Nuveen Preferred Securities & Income Opportunities Fund (the “Target Fund) or Nuveen Preferred & Income Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” or each individually, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) for use at the annual meeting of shareholders of the Target Fund and at the special meeting of shareholders of the Acquiring Fund (each, a “Meeting” and together, the “Meetings”).

At the Meetings, shareholders of the Funds will be asked to vote on the following proposals:

●	(Common shareholders of the Target Fund and preferred shareholders of the Acquiring Fund) to approve an Agreement and Plan of Merger (the “Agreement”) pursuant to which the proposed combination of the Target Fund and the Acquiring Fund (the “Merger”) will be effected; and

●	(Common shareholders of the Target Fund) to elect members of the Board. (The list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus.)

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Board Members who have been nominated for election at the Meeting. These Board Members would continue in office in the event the Merger is not consummated in a timely manner.

Each Fund’s Board unanimously recommends that you vote FOR each proposal that is applicable to your Fund.

Proposal Regarding the Merger

Q.	Why has each Fund’s Board recommended the Merger proposal?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered the Merger and determined that the Merger would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things, as applicable:

●	For the Target Fund, lower net operating expenses (excluding the cost of leverage) due to the lower fund-level management fee schedule of the Acquiring Fund compared to that of the Target Fund (following the expiration of the Target Fund’s current management fee waiver), the larger size of the combined fund, and additional breakpoints on the fund-level management fee schedule of the Acquiring Fund, which are expected to result in a lower effective management fee rate, as well as certain fixed costs being spread over the combined fund’s larger asset base (please see “Proposal No.1 —A. Synopsis—Comparative Expense Information” for more information);

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

●	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund Board considered that common shareholders of the Acquiring Fund may benefit from the incremental increase in assets of the combined fund, which may result in lower net operating expenses (excluding the cost of leverage). With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that there would be no additional preferred shares to be issued in the Merger and that the outstanding preferred shares of the Acquiring Fund would continue to have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that the Merger is in the best interest of its Fund and has approved the Merger.

Q.	How will preferred shareholders be affected by the Merger?

A.	The Acquiring Fund has two series of Taxable Fund Preferred Shares (“TFP Shares”) outstanding, and these shares are expected to remain outstanding following the Merger. Other than TFP Shares of the Acquiring Fund, neither Fund has any other class or series of preferred shares outstanding. The TFP Shares of the Acquiring Fund will continue to be outstanding following the Merger, and there will be no additional preferred shares issued in the Merger.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	The Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide a high level of current income and total return by investing primarily in preferred securities and other income producing securities. However, there are differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

●	Each Fund has an investment objective that includes providing high current income. The Target Fund’s investment objective also includes total return and the Acquiring Fund’s secondary investment objective is to seek total return.

●	Each Fund is a diversified, closed-end management investment company and currently employs leverage through borrowings and reverse repurchase agreements, and the Acquiring Fund currently also employs leverage through the issuance of preferred shares.

●	The Acquiring Fund historically has had a higher effective leverage ratio than the Target Fund, and to the extent the combined fund following the Merger maintains a higher effective leverage ratio than the historical effective leverage ratio of the Target Fund, an investment in the combined fund would be subject to a heightened level of leverage risk compared to an investment in the Target Fund as well as increased costs of leverage.

●	The Acquiring Fund has a policy of investing more than 25% of its Managed Assets in securities of companies primarily engaged in financial services, while the Target Fund has a similar policy to invest at least 25% of its assets in securities of issuers in the financial services industry.

●	The Acquiring Fund and the Target Fund are required to invest at least 50% of their Managed Assets in investment grade securities and may invest the remainder of their Managed Assets in below investment grade securities (commonly referred to as “high yield” or “junk” bonds), provided that the Target Fund will not invest more than 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase and the Acquiring Fund may invest up to 50% of its Managed Assets in securities rated below B-/B3 at the time of purchase.

●	The Acquiring Fund and the Target Fund may invest without limit in securities of non-U.S. issuers, and may invest a portion of their Managed Assets (up to 5% for the Acquiring Fund and up to 10% for the Target Fund) in securities of issuers in emerging market countries.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies,” “Proposal No. 1—A. Synopsis—Comparative Risk Information” and “Proposal No. 1—B. Risk Factors—Portfolio-Level Risks—Leverage Risk” for more information.

Q.	How will the Merger impact fees and expenses of the Funds?

A.	As discussed above, the Target Fund’s Board considered that the Acquiring Fund has a lower fund-level management fee schedule than the Target Fund (following expiration of the Target Fund’s current management fee waiver) with additional breakpoints, and each Fund’s Board considered that the Merger is expected to result in economies of scale due to the greater asset base of the combined fund and lower net operating expenses (excluding the costs of leverage). Based on information in the Comparative Fee Table, the pro forma expense ratio of the combined fund following the Merger, including the costs of leverage, is estimated to be 51 basis points (0.51%) higher than the total expense ratio of the Target Fund due primarily to differences in leverage amounts and 9 basis points (0.09%) lower than the total expense ratio of the Acquiring Fund. Leverage costs reflect the forms and sources of leverage in effect for each specified period and such costs will vary over time. Based on information in the Comparative Fee Table, the pro forma expense ratio of the combined fund following the Merger, excluding the costs of leverage, is estimated to decrease up to 15 basis points (0.15%) compared to the total expense ratio of the Target Fund and to decrease up to 1 basis point (0.01%) compared to the total expense ratio of the Acquiring Fund.

See the Comparative Fee Table on page 10 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Acquiring Fund” on page 73.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Merger?

A.	Yes. The Funds, and indirectly their common shareholders, will bear the costs of the Merger, whether or not the Merger is consummated. The allocation of the costs of the Merger to each Fund is based on the expected benefits of the Merger to that Fund’s common shareholders following the Merger, including operating expense savings, improvements in the secondary trading market for common shares and the impact on common share net earnings. Holders of TFP Shares will not bear any costs of the Merger.

The costs of the Merger are estimated to be $950,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger. Based on the expected benefits of the Merger to each Fund, the Target Fund and the Acquiring Fund are expected to be allocated $700,000 and $250,000, respectively, of the estimated expenses in connection with the Merger (0.23% and 0.01%, respectively, of the Target Fund’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended January 31, 2025). If the Merger is not consummated for any reason, including because the requisite shareholder approval is not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Merger.

Q.	Will the Merger constitute a taxable event for the Target Fund’s shareholders?

A.	No. As a non-waivable condition to closing, each Fund will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger, except to the extent that the Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Merger, the Target Fund expects to declare a distribution to common shareholders of all of its undistributed net investment income and net capital gains, if any. Such distribution made by the Target Fund may be taxable to the Target Fund’s common shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. If the Merger had occurred as of March 31, 2025, it is estimated that approximately 0% of the Target Fund’s investment portfolio would have been sold by the Acquiring Fund following the Merger. To the extent the Acquiring Fund sells securities received from the Target Fund following the Merger, the Acquiring Fund may recognize gains (including any built-in gain in the portfolio investments of the Target Fund that was unrealized at the time of the Merger), which may result in a greater amount of taxable distributions to Acquiring Fund shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Merger).

Q.	As a result of the Merger, will common shareholders of the Target Fund receive new shares of the Acquiring Fund?

A.	Yes. Upon the closing of the Merger, Target Fund common shareholders will become common shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Merger, of the Acquiring Fund common shares received by the Target Fund’s common shareholders (including, for this purpose, fractional Acquiring Fund common shares to which common shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders as of such time. Fractional Acquiring Fund common shares due to Target Fund common shareholders will be aggregated and sold on the open market, and Target Fund common shareholders will receive cash in lieu of such fractional shares.

Following the Merger, common shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Merger.

Q.	Will management of the Funds change as a result of the Merger?

A.	Nuveen Asset Management, LLC (“Nuveen Asset Management”), a wholly owned subsidiary of Nuveen Fund Advisors, currently serves as sub-adviser to the Target Fund and the Acquiring Fund. Nuveen Asset Management manages the portfolio of the Target Fund and the Acquiring Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Douglas M. Baker, CFA and Brenda A. Langenfeld, CFA are portfolio managers of the Target Fund and the Acquiring Fund. The Acquiring Fund will continue to be managed by Nuveen Asset Management and Mr. Baker and Ms. Langenfeld after the completion of the Merger.

Q.	What will happen if the required shareholder approvals are not obtained?

A.	The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s Meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Board of the Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund.

Each series of the Acquiring Fund’s preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Acquiring Fund’s outstanding preferred shares, the approval by the Acquiring Fund’s preferred shareholders required for the Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Merger; there is no guarantee that such shareholders will vote to approve the Merger proposal.

Q.	What is the timetable for the Merger?

A.	If the shareholder approvals and other conditions to closing are satisfied (or waived), the Merger is expected to take effect on or about September 8, 2025, or such other date as the parties may agree.

Q.	How does each Board recommend that shareholders vote on the Merger proposal?

A.	After careful consideration, each Board has determined that the Merger proposal is in the best interests of its Fund and recommends that you vote FOR such proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (877) 354-1528 on weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the Meetings, or by mail, by telephone or over the Internet:

●	To vote at the Meetings, please follow the instructions below for attending the Meetings virtually.

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet prior to the Meetings, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the Meetings?

A.	The Meetings will be completely virtual meetings of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meetings only if you were a shareholder of record as of the close of business on April 16, 2025, or if you hold a valid proxy for the Meetings. There will be no physical location for the Meetings.

v

You will be able to attend the Meetings online and submit your questions during the Meetings by visiting meetnow.global/MNDAGMQ. You also will be able to vote your shares online by attending the Meetings by webcast. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The virtual Meetings will begin promptly at 2:00 p.m. Central Time, on July 25, 2025. We encourage you to access the Meetings prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meetings virtually on the Internet?

A.	If your shares are registered in your name, you do not need to register to attend the Meetings virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meetings virtually on the Internet.

To register to attend the Meetings online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the Merger proposal or election of the Board Members and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that each matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold its Meeting or the vote on the Merger proposal or the election of Board Members, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[●], 2025

NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND (JPI)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON July 25, 2025

AND

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON July 25, 2025

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Preferred Securities & Income Opportunities Fund (the “Target Fund”) and the Special Meeting of Shareholders of Nuveen Preferred & Income Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” or each individually, a “Fund”) (each, a “Meeting” and together, the “Meetings”) will be held on July 25, 2025 at 2:00 p.m. Central Time, for the following purposes:

1.	Agreement and Plan of Merger. Shareholders of the Target Fund and the Acquiring Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which the Target Fund would be merged with and into JPI Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund.

(a)	For the Target Fund:

The common shareholders, to approve the Merger pursuant to the Agreement and Plan of Merger.

(b)	For the Acquiring Fund:

The preferred shareholders, to approve the Merger pursuant to the Agreement and Plan of Merger.

2.	Election of Board Members of the Target Fund.

Four (4) Class I Target Fund Board members are to be elected by the common shareholders of the Target Fund. Current Board Members Forrester, Kenny, Wolff and Young are nominees for election by the Target Fund common shareholders.

To transact such other business as may properly come before the Meetings.

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Board Members who have been nominated for election at the Meeting. These Board Members would continue in office in the event the Merger is not consummated in a timely manner.

The Meetings will be held in a virtual meeting format only, which will be conducted online via webcast. Shareholders may attend and vote at the virtual Meetings by following the instructions included in the Q&A and the Joint Proxy Statement/Prospectus.

Only shareholders of record of each Fund as of the close of business on April 16, 2025 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

All Fund shareholders entitled to vote at the Meetings are cordially invited to attend the virtual Meetings. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your virtual Meeting. You may vote by attending your Fund’s Meeting or by mail, by telephone or over the Internet.

●	To vote at the Meetings, please follow the instructions below for attending the Meetings, which will be held virtually.

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet prior to the Meetings, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Meetings online, vote your shares electronically and submit your questions during the Meetings by visiting: meetnow.global/MNDAGMQ at the Meeting date and time described in the enclosed Joint Proxy Statement/Prospectus. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Meetings.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Meetings by following the instructions in the enclosed Joint Proxy Statement/Prospectus.

Mark L. Winget Vice President and Secretary The Nuveen Closed-End Funds

ii

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED June 9, 2025

NUVEEN FUNDS
333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606
(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND (JPI)
AND
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[●], 2025

This Joint Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen Preferred Securities & Income Opportunities Fund ( “Target Fund”) and preferred shareholders of Nuveen Preferred & Income Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” or each individually, a “Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each a “Board” and together, the “Boards” and each trustee a “Board Member”) for use at the Annual Meeting of Shareholders of the Target Fund and the Special Meeting of Shareholders of the Acquiring Fund to be held on July 25, 2025, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”), to consider the proposals described below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about June [ ], 2025. Shareholders of record of each Fund as of the close of business on April 16, 2025 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

The Meetings will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Meetings. If your shares are registered in your name, you will be able to attend and participate in the Meetings online, vote your shares electronically and submit your questions during the meeting by visiting: meetnow.global/MNDAGMQ at the Meeting date and time. To participate in the Meetings, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If your shares are held through an intermediary, you must register to participate in the virtual Meetings. To register to attend the Meetings online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is properly executed and timely returned and no choice is specified, the shares will be voted FOR each proposal on which the shareholder is entitled to vote. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the virtual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card.

However, merely attending a Meeting will not revoke any previously submitted proxy.

The common shareholders of the Target Fund and the preferred shareholders of the Acquiring Fund voting as set forth below will vote on the following proposals:

Proposal No. 1.	(Target Fund common shareholders and Acquiring Fund preferred shareholders) To approve an Agreement and Plan of Merger that provides for: (i) the merger of the Target Fund with and into JPI Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), and (ii) the conversion of the issued and outstanding common shares, of beneficial interest of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Merger”).

Proposal No. 2.	(Target Fund only) To elect four (4) Class I Board Members by the Target Fund’s common shareholders. Current Board Members Forrester, Kenny, Wolff and Young are nominees for election by the Target Fund’s common shareholders.

Shareholders of the Target Fund are being solicited to vote on the election of Board Members who have been nominated for election at the Meeting. These Board Members would continue in office in the event the Merger is not consummated in a timely manner. Only the common shareholders of the Target Fund and the preferred shareholders of the Acquiring Fund are being solicited to vote on Proposal No. 1 and only the common shareholders of the Target Fund are being solicited to vote on Proposal No. 2 described above pursuant to this Joint Proxy Statement/Prospectus.

A quorum of shareholders is required to take action at each Meeting. A majority (more than 50%) of the shares entitled to vote at a Meeting, represented in person (through participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at that Meeting, (including participation by means of remote or “virtual” communication) or by proxy will constitute a quorum. Votes cast in person (through participation by means of remote or “virtual” communication) or by proxy at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. For purposes of holding a meeting, all properly submitted proxies will be counted as present for purposes of determining whether a quorum is present.

To be approved, the proposals must be approved by a Fund’s common or preferred shareholders, as applicable, present and entitled to vote at a Meeting as follows:

ii

Merger Proposal

Proposal No. 1.	With respect to the proposal regarding the Agreement and Plan of Merger:

●	With respect to the Target Fund, a majority (more than 50%) of the Target Fund’s outstanding common shares; and

●	With respect to the Acquiring Fund, a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares.

Proposal No. 2.     (Target Fund only) With respect to the four (4) Class I Board Members, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Target Fund’s common shares.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Fund’s Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 with respect to the Merger is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers, but Proposal No. 2 with respect to the election of Board Members is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 2 in the discretion of such broker-dealer firms. As a result, because the Target Fund’s common shareholders are being asked to vote on both Proposals Nos. 1 and 2, there may be broker non-votes received with respect to Proposal No. 1 at the Target Fund’s Meeting. Because Proposal No. 1 is a non-routine matter and the sole proposal at the Acquiring Fund’s Meeting, it is expected that there will be no broker non-votes at that Meeting.

Because the approval of Proposal No. 1 requires approval by the holders of more than 50% of the Target Fund’s outstanding common shares and by the holders of more than 50% of the Acquiring Fund’s outstanding preferred shares, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Because the election of Board Members does not require that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions will have no effect on the outcome of the vote on Proposal No. 2.

Pursuant to Rule 452 of the NYSE, certain preferred shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before the Acquiring Fund’s Meeting, or, if adjourned or postponed, one business day before the day to which the Meeting is adjourned or postponed, may be voted by the broker on a proposal in the same proportion as the votes cast by all holders of such preferred shares who have voted on a proposal. Rule 452 permits proportionate voting of the Acquiring Fund’s Taxable Fund Preferred Shares (“TFP Shares”) with respect to a particular item if, among other things, (1) a minimum of 30% of that series of preferred shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of that series of preferred shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve a proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted,” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item. Rule 452 proportionate voting applies only to certain auction rate and remarketed preferred securities.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of a Fund as of the close of business on April 16, 2025 and entitled to vote at the Fund’s Meeting will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

iii

As of the record date for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	TFP Shares(1)
Target Fund (JPI)	14,112,088	—
Acquiring Fund (JPC)	322,329,308	150,000 (Series A)
		270,000 (Series B)

(1)	The common shares of the Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on any exchange.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Merger, dated [•], 2025 (the “Merger SAI”);

(2)	the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended July 31, 2024 (File No. 811-22699);

(3)	the unaudited financial statements and financial highlights for the Target Fund contained in the Target Fund’s Semi-Annual Report for the period ended January 31, 2025 (file No. 811-22699);

(4)	the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2024 (File No. 811-21293); and

(5)	the unaudited financial statements and financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the period ended January 31, 2025 (file No. 811-21293).

No other parts of the Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Merger SAI, please ask for the “Nuveen Preferred and Income Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

iv

JOINT PROXY STATEMENT/PROSPECTUS

[●], 2025

NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND (JPI)
AND
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)

-v-

TABLE OF CONTENTS

(continued)

-ii-

PROPOSAL NO. 1—MERGER OF THE TARGET FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Merger. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Merger

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), a subsidiary of Nuveen, LLC and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered the Merger and determined that the Merger would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things, as applicable:

●	For the Target Fund, lower net operating expenses (excluding the cost of leverage) due to the lower fund-level management fee schedule of the Acquiring Fund compared to that of the Target Fund (following the expiration of the Target Fund’s current management fee waiver), the larger size of the combined fund and additional breakpoints on the fund-level management fee schedule of the Acquiring Fund, which are expected to result in a lower effective management fee rate, as well as certain fixed costs being spread over the combined fund’s larger asset base (please see “Proposal No. 1—A. Synopsis—Comparative Expense Information” for more information);

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

●	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund Board considered that common shareholders of the Acquiring Fund may benefit from the incremental increase in assets of the combined fund, which may result in lower net operating expenses (excluding the cost of leverage). With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that there would be no additional preferred shares to be issued in the Merger and that the outstanding preferred shares of the Acquiring Fund would continue to have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that the Merger is in the best interest of its Fund and has approved the Merger.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained at the Meetings, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facilities, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Board of the Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund.

The TFP Shares of the Acquiring Fund were issued on a private placement basis to one or a small number of institutional shareholders. To the extent that one or more preferred shareholders of the Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Fund’s outstanding preferred shares, the approval by the Fund’s preferred shareholders required for the Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Merger; there is no guarantee that such shareholders will vote to approve the Merger proposal. For a fuller discussion of the Boards’ considerations regarding the approval of the Merger, see “Proposal No. 1—C. Information About the Merger—Reasons for the Merger.”

Material Federal Income Tax Consequences of the Merger

As a non-waivable condition to closing, each Fund participating in the Merger will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for federal income tax purposes as a direct result of the Merger. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of the Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Merger, the Target Fund expects to declare a distribution to common shareholders of all of its undistributed net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s common shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. If the Merger had occurred as of March 31, 2025, it is estimated that approximately 0% of the Target Fund’s investment portfolio would have been sold by the Acquiring Fund following the Merger. To the extent the Acquiring Fund sells securities received from the Target Fund following the Merger, the Acquiring Fund may recognize gains (including any built-in gain in the portfolio investments of the Target Fund that was unrealized at the time of the Merger), which may result in a greater amount of taxable distributions to Acquiring Fund shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Merger). See “Proposal No. 1—C. Information About the Merger—Material Federal Income Tax Consequences of the Merger.”

Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization

Fund	Organization Date	State of Organization	Entity Type
Target Fund	April 18, 2012	Commonwealth of Massachusetts	Business Trust
Acquiring Fund	January 27, 2003	Commonwealth of Massachusetts	Business Trust

Capitalization—Common Shares(1)

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Target Fund	Unlimited	14,112,088	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	322,260,241	$0.01	None	None	NYSE

(1)	As of March 31, 2025.

As of March 31, 2025, the Acquiring Fund had outstanding the following series of preferred shares, with the Acquiring Fund’s preferred shares expected to remain outstanding following the completion of the Merger:

Preferred Shares

Fund	Series of Preferred Shares	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Acquiring Fund	Series A TFP Shares	150,000	$0.01	$1,000
Acquiring Fund	Series B TFP Shares	270,000	$0.01	$1,000

The Acquiring Fund’s preferred shares are entitled to one vote per share. In addition, the preferred shares of the Acquiring Fund are senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The number of preferred shares currently outstanding may change due to market or other conditions, and the Acquiring Fund may issue additional series of preferred shares at any time. The Target Fund has no outstanding preferred shares, and there will be no additional preferred shares issued in the Merger.

Each Fund also has indebtedness outstanding through a prime brokerage account with a financial institution under (1) a senior committed secured revolving financing agreement and (2) a senior committed reverse repurchase agreement facility. Further information on the Acquiring Fund’s credit facilities is provided under “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund TFP Shares—Borrowings and Priority of Payment” below. The rights of a lender under an existing credit facility or any future credit facility, and any other creditors, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares, if any, and common shares of the applicable Fund with respect to the payment of dividends and other distributions, and upon liquidation. In addition, a Fund may not be permitted to declare or make payments of dividends and other distributions with respect to preferred shares, if any, and common shares (other than a dividend in common shares of the Fund), purchase common shares or preferred shares, if any, or redeem preferred shares, if any, unless, at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under its credit facilities or with respect to any other borrowings that would limit or otherwise preclude such payments. A Fund also may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Borrowings and preferred shares have seniority over the common shares. Borrowings under the credit facilities are fully secured by eligible portfolio securities of the applicable Fund. The senior committed secured revolving financing agreement (the “Credit Agreement”) and the senior committed reverse repurchase agreement facility (the “Repo Facility”) of the Acquiring Fund are referred to herein as the “Credit Facilities.” Each Fund also may source leverage through other methods. See “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund TFP Shares—Borrowings and Priority of Payment” below.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are differences.

The Target Fund’s investment objective is to provide a high level of current income and total return. The Acquiring Fund’s primary investment objective is high current income. The Acquiring Fund’s secondary investment objective is total return.

Each Fund is a diversified, closed-end management investment company and currently employs leverage through borrowings and reverse repurchase agreements, and the Acquiring Fund currently also employs leverage through the issuance of preferred shares.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of the Target Fund as of the date of this Joint Proxy Statement/Prospectus.

Target Fund	Acquiring Fund	Differences

Principal Investment Strategy:	Principal Investment Strategy:
The Fund will invest at least 80% of its Assets(1) in preferred securities and other income producing securities, issued by U.S. and non-U.S. companies, including debt securities, hybrid securities and convertible securities.	The Fund will invest at least 80% of its Assets(1) in preferred securities and other income producing securities including hybrid securities such as contingent capital securities (“CoCos”) and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.	Substantially similar. There are no material differences.
Credit Quality:	Credit Quality:
The Fund will invest at least 50% of its Managed Assets(2) in securities rated investment grade (BBB/Baa or higher) at the time of investment. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase.	The Fund will invest at least 50% of its Managed Assets(2) in securities rated investment grade (BBB/Baa or higher) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”)), or are unrated but judged to be of comparable quality.	Each Fund is required to invest at least 50% of its Managed Assets in investment grade securities, and may invest the remainder of its Managed Assets in below investment grade securities (commonly referred to as “high yield” or “junk” bonds), provided that the Target Fund will not invest more than 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase.
Industry Concentration:	Industry Concentration:
The Fund will invest at least 25% of its assets in securities of issuers in the financial services industry.	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.	Substantially similar. There are no material differences.
Non-U.S. Issuers:	Non-U.S. Issuers:
The Fund may invest without limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.	The Fund is not limited in the amount of its investments in non-U.S. issuers. The Fund may invest up to 5% of its Managed Assets in preferred securities issued by companies located in emerging market countries.	Each Fund may invest without limit in non-U.S. issuers. Each Fund is limited with respect to investments in emerging market countries.
U.S. Dollar Denominated Securities:	U.S. Dollar Denominated Securities:
The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.	The Fund may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities.	The Target Fund may not invest in non-U.S. dollar denominated securities, and the Acquiring Fund is limited in its ability to invest in such securities.

Target Fund	Acquiring Fund	Differences

Leverage:	Leverage:
The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities; (b) the issuance of Preferred Shares; and (c) engaging in reverse repurchase agreements and economically similar transactions. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund’s use of leverage will not exceed 38% of Managed Assets.	The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities; (b) the issuance of Preferred Shares; and (c) engaging in reverse repurchase agreements and economically similar transactions. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.	Substantially similar. There are no material differences.
Illiquid Securities:	Illiquid Securities:
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	No material differences.
Other Investment Companies:	Other Investment Companies:
The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.	No material differences.
Temporary Defensive Periods:	Temporary Defensive Periods:
During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.	During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities.	No material differences.

(1)	Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes.

(2)	Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Leverage. Each Fund currently employs leverage through secured borrowings (subject to investment restrictions) and reverse repurchase agreements, and the Acquiring Fund also currently employs leverage through the issuance of TFP Shares. In addition, each Fund may use derivatives and other portfolio instruments that have the economic effect of leverage.

Certain important ratios related to each Fund’s use of leverage for the last three fiscal years for which published financial statements are available are set forth below:

Target Fund	2024	2023	2022
Asset Coverage Ratio(1)	408.13%	332.17%	324.19%
Regulatory Leverage Ratio(2)	24.50%	30.10%	30.85%
Effective Leverage Ratio(3)	31.86%	36.93%	36.72%

Acquiring Fund	2024	2023	2022
Asset Coverage Ratio(1)	331.19%	311.85%	308.80%
Regulatory Leverage Ratio(2)	30.19%	32.07%	32.38%
Effective Leverage Ratio(3)	37.89%	37.59%	37.28%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)	Regulatory leverage consists of preferred shares issued by and borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, also may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure.

Board Members and Officers. The Acquiring Fund and the Target Fund have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act, of the Fund.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that typically only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares, if any, are entitled as a class to elect two Board Members at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders owns, holds or controls, individually or in aggregate, all or a significant portion of a series of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Merger.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2025, Nuveen managed approximately $1.3 trillion in assets, of which approximately $147.1 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2026. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the United States, and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The Target Fund was launched in 2012 as a term fund scheduled to terminate on or before August 31, 2024, subject to the ability of the Board to extend the term for up to twelve months in accordance with the charter documents of the Fund. In 2024, shareholders of the Target Fund voted to eliminate the term structure of the Fund, so that the Fund may continue as a perpetual fund with no scheduled termination date, The amendment to the Target Fund’s Declaration of Trust that eliminated the Fund’s term structure became effective on August 19, 2024. In connection with the elimination of the Target Fund’s term structure, the Adviser agreed to waive 50% of the Target Fund’s management fee for the first year following the effectiveness of the elimination of the term structure. Accordingly, the Target Fund’s management fee waiver will expire on August 18, 2025. The Merger will not close before the expiration of this waiver.

For the Target Fund’s and the Acquiring Fund’s semi-annual period ended January 31, 2025 (annualized), the effective management fee rates, expressed as a percentage of average net assets attributable to common shares (including assets attributable to leverage), were 0.86% and 0.75%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedules for the Funds

Target Fund
Average Total Daily Net Assets*	Annual Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

Acquiring Fund
Average Total Daily Managed Assets**	Annual Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550%
For the next $500 million	0.6300%
For the next $500 million	0.6050%
For the next $750 million	0.5800%
For the next $750 million	0.5550%
For the next $1.5 billion	0.5300%
For managed assets over $5 billion	0.5050%

*	Including net assets attributable to the Fund’s principal amount of borrowings.

**	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the United States, as stated in the table below. As of March 31, 2025, the complex-level fee rate for each Fund was 0.1580%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Sub-Advisers. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or a “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Target Fund and the Acquiring Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). The Sub-Adviser is a registered investment adviser and oversees day-to-day operations and manages the investments of each Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

For the services provided pursuant to the Target Fund’s and the Acquiring Fund’s Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, calculated as set forth below. The sub-advisory fee is calculated as a percentage of the net management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Target Fund and the Acquiring Fund to Nuveen Fund Advisors.

Average Daily Net Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
Next $25 million	47.5%
Next $25 million	45.0%
Next $25 million	42.5%
Over $200 million	40.0%

Nuveen Asset Management will continue to sub-advise the combined fund pursuant to the existing Sub-Advisory Agreement in respect of the Acquiring Fund after the Merger is completed.

Nuveen Fund Advisors and the Sub-Advisers retain the right to reallocate investment advisory responsibilities and fees between themselves in the future. A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreements and Sub-Advisory Agreements for the Target Fund and the Acquiring Fund will be included in the Funds’ Annual Report for the fiscal year ended July 31, 2025.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, the Sub-Adviser is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolio of the Target Fund and the Acquiring Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Douglas M. Baker, CFA and Brenda A. Langenfeld, CFA are portfolio managers of the Target Fund and the Acquiring Fund. Mr. Baker assumed portfolio management responsibility for the Target Fund and the Acquiring Fund in 2012. Ms. Langenfeld assumed portfolio management responsibility for the Target Fund and the Acquiring Fund in 2012.

Douglas M. Baker, CFA and Brenda A. Langenfeld, CFA will manage the combined fund upon completion of the Merger. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI.

Douglas Baker, CFA, is a Managing Director at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund and related preferred security strategies. He is the lead portfolio manager for the preferred securities strategies, as well as a co-portfolio manager for the firm’s multi-sector strategies. Douglas is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties. In addition, he manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management complex, as well as managing collateral accounts for several commodity- based strategies.

Brenda A. Langenfeld, CFA, is a Managing Director at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. She is the co-manager of the preferred securities strategy and related institutional portfolios. She is also a co-manager for the real asset income strategy, which invests in income-generating debt and equity securities from both the real estate and infrastructure segments, since 2015. She started working in the financial services industry with FAF Advisors, Inc. in 2004.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because each Fund invests primarily in preferred securities and other income producing securities, the principal risks of an investment in each Fund are similar. However, there are differences between the Funds’ investment policies that may affect their comparative risk profiles. The Acquiring Fund and the Target Fund are required to invest at least 50% of their Managed Assets in investment grade securities and may invest the remainder of their Managed Assets in below investment grade securities (commonly referred to as “high yield” or “junk” bonds), provided that the Target Fund will not invest more than 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase. In addition, the Acquiring Fund has a policy of investing more than 25% of its Managed Assets in securities of companies primarily engaged in financial services, while the Target Fund has a similar policy to invest at least 25% of its assets in securities of issuers in the financial services industry.

The Acquiring Fund historically has had a higher effective leverage ratio than the Target Fund, and to the extent the combined fund following the Merger maintains a higher effective leverage ratio than the historical effective leverage ratio of the Target Fund, an investment in the combined fund would be subject to a heightened level of leverage risk than an investment in the Target Fund.] See “Proposal No.1—B. Risk Factors—Portfolio-Level Risks—Leverage Risk.”

The principal risks of investing in the Acquiring Fund are described in more detail below. See “Proposal No. 1—B. Risk Factors.”

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses of each Fund for the semi-annual period ended January 31, 2025 (annualized) and the pro forma fees and expenses of the combined fund following the Merger for the six months ended January 31, 2025 (annualized) assuming the Merger was completed on January 31, 2025. The information in the table does not reflect the investment adviser’s waiver of 50% of its management fee for the Target Fund, which will expire on August 18, 2025.

The value of the assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Target Fund		Acquiring Fund		Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%		1.21%		1.20%
Fees on Preferred Shares and Interest and Related Expenses from Borrowings(3)	2.87%		3.61%		3.53%
Other Expenses	0.14	%(4)	0.06	%(4)	0.06%
Total Annual Expenses	4.28%		4.88%		4.79%

(1)	The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the six month semi-annual period ended January 31, 2025 (annualized). Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 75 for additional information.

(2)	Assumes the application of the combined fund’s fund level management fee schedule following the Merger.

(3)	Fees on preferred shares assume annual dividends paid and amortization of offering costs for TFP Shares, where applicable, and annual liquidity and remarketing fees. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser. Assumes the borrowings of the combined fund remain at the percentage level in place for the Acquiring Fund during the six month semi-annual period ended January 31, 2025. Such amounts may change prior to the closing date. Please see “Proposal No. 1—C. Information About the Merger—Capitalization” at page 25.

(4)	Other Expenses are estimated for the current period based on actual expenses from the prior fiscal reporting period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples for the Target Fund do not reflect the 50% management fee waiver that will expire on August 18, 2025. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$43	$130	$218	$444
Acquiring Fund	$49	$147	$245	$491
Combined Fund Pro Forma	$48	$144	$241	$484

Comparative Performance Information

Comparative total return performance for the Funds for periods ended January 31, 2025.

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Target Fund	11.02%	1.72%	5.01%	16.18%	2.01%	6.07%
Acquiring Fund	11.17%	2.06%	4.91%	20.24%	2.53%	6.31%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by common shareholders of the Target Fund in their evaluation of the Merger. While investment in the Target Fund is also generally subject to each of these principal risks, the shareholders of the Target Fund should also consider the following differences between the Funds’ investment policies that may affect the comparative risk profile:

●	The Acquiring Fund may be subject to greater below investment grade risk because the Target Fund will not invest more than 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase while the Acquiring Fund does not have a similar limit.

●	The Acquiring Fund may be subject to lower emerging market risk because it has a lower limit on such investments.

●	The Acquiring Fund is subject to foreign currency risk while the Target Fund only invests in U.S. dollar-denominated securities.

General Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. Common shares frequently trade at a discount to their net asset value (“NAV”). An investment in common shares represents an indirect investment in the securities owned by the Acquiring Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Litigation Risk. From time to time, the Acquiring Fund, the Adviser and/or the Sub-Adviser may be subject to pending or threatened litigation or regulatory action. Some of these claims may result in significant defense costs and potentially significant judgments. The ultimate outcome of any potential litigation or regulatory action or any claims that may arise in the future cannot be predicted and the reputation of the Fund, the Adviser and/or the Sub-Adviser could be damaged as a result. Certain litigation or regulatory scrutiny could materially adversely affect the Fund. The resolution of certain claims may result in significant fines, judgments, or settlements, which, if partially or completely uninsured, could adversely impact the Fund or the ability of the Adviser and/or the Sub-Adviser to perform their duties to the Fund.

Portfolio-Level Risks

Preferred and Hybrid Preferred Securities Risk. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

●	Limited Voting Rights Risk. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

●	Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

●	Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to recognize income for federal income tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

●	Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

●	Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

●	Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

●	Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

●	New Types of Securities Risk. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub-Adviser believe that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer at any point, for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Certain CoCos are issued as perpetual instruments, callable at pre-determined levels only with the approval of the issuer’s regulator, thus subjecting the CoCo investor to call extension risk.

In certain scenarios, contrary to classical capital hierarchy, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. The Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Any indication that an automatic writedown or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund.

Investments in CoCos may lead to an increased industry concentration risk as such securities may be issued by a limited number of financial institutions.

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s NAV or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders.

Debt or preferred securities held by the Fund may fail to make interest or dividend payments when due. Investments in securities below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated securities are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a NRSRO; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Below Investment Grade Risk. Securities of below investment grade quality, commonly referred to as “high yield” or “junk” bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, an investment in the Fund, compared with a portfolio consisting predominately or solely of investment grade securities, may experience the following:

●	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

●	greater risk of loss due to default or declining credit quality;

●	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

●	the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s NAV and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired. Any income derived from the Fund’s ownership or operation of such assets may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than the market for investment grade securities. The prices quoted by different dealers for below investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Issuers of such below investment grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s NAV. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk. Interest rate risk is the risk that the fixed-rate securities in the Fund’s portfolio, such as preferred and debt securities, will decline in value because of increases in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of fixed-rate securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term fixed-rate securities generally fluctuate more than prices of shorter-term fixed-rate securities as interest rates change. The Federal Reserve recently reduced the federal funds rate several times. To the extent the Fund invests in longer-term fixed-rate securities, the common share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested alternatively in shorter-term securities. Because the values of lower rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-rate securities if interest rates increase as a result could negatively impact the Fund’s NAV.

Zero Coupon Bonds Risk. The market prices of zero coupon bonds of below investment grade quality will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called preferred securities or debt instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ ability to pay dividends, market price or their overall returns.

Concentration and Financial Services Sector Risk. The preferred securities market is comprised predominantly of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

●	financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

●	unstable interest rates can have a disproportionate effect on the financial services sector;

●	financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

●	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

Leverage Risk. Leverage risk is the risk associated with the use of borrowings, the issuance of debt securities or preferred shares, or other form of leverage to leverage the Fund’s portfolio. There can be no assurance that the Fund’s leveraging strategy will be successful.

Through the use of leverage, the Fund seeks to enhance potential Common Share earnings over time by borrowing, issuing debt securities or preferred shares or using other types of leverage that bear costs that are lower than the return of portfolio investments held by the Fund. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Fund provides no assurance that the use of leverage will result in a higher yield or return to shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the return on portfolio securities held by the Fund. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to ongoing maintenance of any borrowings and the issuance of preferred shares, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. In the event the Fund redeems preferred shares and it is unable to replace its leverage upon a redemption of such preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The Fund’s use of leverage also creates incremental Common Share NAV risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in NAVs in rising markets than if the Fund were not leveraged, but it also can result in a greater decrease in NAVs in declining markets. The Fund’s use of leverage similarly can magnify the impact of changing market conditions on Common Share market prices.

In addition to preferred shares, the Fund currently employs leverage through prime brokerage borrowings and reverse repurchase agreements. The Fund will pay (and shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of the common shares. The Fund may in the future, based on its assessment of market conditions, increase or decrease its amount of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of common shares. There can be no assurance that the Fund’s leverage strategy will be successful.

Subordination Risk. The liquidation and distribution rights of common shareholders are subordinated to the right of preferred shareholders, and such rights of common shareholders and preferred shareholders are subordinated to the rights of a lender under the Credit Facilities or any future credit facility as described below under “Capital Structure Risk” and any holders of other indebtedness of the Fund and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to common shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund and preferred shareholders. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, reverse repurchase agreements, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund. Liquidity providers and owners of preferred shares are or may become creditors of the Fund, including in the capacity of lender in the Credit Facilities or any future credit facility.

Capital Structure Risk. As noted above, the rights of a lender under the Credit Facilities or any future credit facility and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of the holders of the Fund’s preferred shares and common shares with respect to the payment of dividends and other distributions, and upon liquidation. In addition, the Fund may not be permitted to declare or make payments of dividends and other distributions with respect to its preferred shares and common shares (other than a dividend in common shares of the Fund), purchase common shares or preferred shares or redeem its preferred shares unless, at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists or would occur under the Credit Facilities (or any other credit facility in effect as of such date) that would limit or otherwise block such payments. These limitations could prevent the Fund from satisfying the distribution requirements for qualifying as a regulated investment company for federal income tax purposes. In addition, borrowings under the Credit Facilities are fully secured by specific segregated portfolio securities of the Fund. Borrowings under any future credit facility are expected to be so secured.

Derivatives Risk. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or Sub-Advisers correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or Sub-Advisers incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivatives instruments including interest rate and other swap contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or Sub-Advisers of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

Reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have in the past incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. Investment in mortgage- and asset-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors in mortgage-backed securities, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage- and asset- backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage- and asset-backed securities, and the Fund, if invested in such securities and wishing to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by certain U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage- and asset-backed securities, issued by private institutions, is based on the financial health of those institutions.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the United States, due to blockage of foreign currency exchange or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests in securities of issuers in emerging market countries.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Emerging Markets Risk. The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Fund’s investments issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Currency Risk. The prices of any non-U.S. securities held by the Fund that are traded in U.S. dollars are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s NAV, interest earned, and gains or losses realized on the sale of securities. Changes in currency exchange rates will also affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Call Risk. The Fund may invest in preferred and debt securities, which are subject to call risk. Preferred and debt securities may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its preferred or debt securities if they can be refinanced by issuing new instruments which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding preferred or debt securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of shares and the distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, the Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

ETF Risk. The Fund may invest in the securities of exchange-traded funds (“ETFs”) to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for shares may not develop or be maintained, (ii) trading of shares may be halted by the exchange, and (iii) shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to the risks posed by leverage discussed elsewhere in this Joint Proxy Statement/Prospectus.

Short Exposure Risk. The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure to or hedge existing investment exposure. Short selling involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The success of the Fund’s short selling to create negative investment exposure is dependent on the Sub-Adviser’s ability to correctly determine which investments are likely to decline in value, either in absolute terms or relative to corresponding long positions in the portfolio, which may be different than the Sub-Adviser’s ability to invest in long portfolio positions.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s NAV if the Fund makes such purchases while remaining substantially fully invested.

Illiquid Investments Risk. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Fund invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser and/or Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The Sub-Adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market- based inputs and assumptions, including readily available market quotations obtained from broker- dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Other Risks

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community through economic sanctions and otherwise to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’s attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser and the Sub-Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The U.S. Federal Reserve (the Fed) has sharply raised interest rates and has signaled an intention to maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (FDIC) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

For example, the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the Commodity Futures Trading Commission (the “CFTC”) has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Anti-Takeover Provisions. The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Potential Conflicts of Interest Risk. Nuveen Fund Advisors and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, as amended, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds.

Nuveen Fund Advisors and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

The following risks are not considered to be principal risks of investing in the Fund:

Cybersecurity Risk. Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber- attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under the Code. As a RIC, the Fund is not expected to be subject to federal income tax to the extent that it distributes its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of federal income tax. The Fund’s income, including its net capital gain, would first be subject to federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

C.	INFORMATION ABOUT THE MERGER

General

Nuveen Fund Advisors, a subsidiary of Nuveen and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered the Merger and determined that the Merger would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things, as applicable:

●	For the Target Fund, lower net operating expenses (excluding the cost of leverage) due to the lower fund-level management fee schedule of the Acquiring Fund compared to that of the Target Fund (following the expiration of the Target Fund’s current management fee waiver), the larger size of the combined fund and additional breakpoints on the fund-level management fee schedule of the Acquiring Fund, which are expected to result in a lower effective management fee rate, as well as certain fixed costs being spread over the combined fund’s larger asset base (please see “Proposal No. 1—A. Synopsis—Comparative Expense Information” for more information);

●	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

●	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund Board considered that common shareholders of the Acquiring Fund may benefit from the incremental increase in assets of the combined fund, which may result in lower net operating expenses (excluding the cost of leverage). With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that there would be no additional preferred shares to be issued in the Merger and that the outstanding preferred shares of the Acquiring Fund would continue to have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that the Merger is in the best interest of its Fund and has approved the Merger.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meetings, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facilities, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Board of the Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund.

Terms of the Merger

General. The Agreement and Plan of Merger by and among the Acquiring Fund, the Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, sets forth the terms of the Merger and provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes as of the Effective Time (as defined below) and (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares). As of the Effective Time, without any further action, the Merger Sub as the surviving company shall (i) succeed to and possess all rights, powers and privileges of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund and the Merger Sub shall vest in the Merger Sub, and (ii) be liable for all of the liabilities and obligations of the Target Fund and the Merger Sub. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund and the Acquiring Fund will assume the liabilities of the Merger Sub in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not conduct any business prior to the closing of the Merger, except as necessary to facilitate the Merger.

As a result of the Merger, and subsequent distribution of assets to the Acquiring Fund, the assets of the Acquiring Fund and the Target Fund would be combined, and the shareholders of the Target Fund would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Merger.

The closing date is expected to be on or about September 8, 2025, or such other date as the parties may agree (the “Closing Date”). Following the Merger, the Target Fund will terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Merger as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by the Target Fund’s common shareholders in connection with the Merger will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the costs of the Merger borne by such Fund. See “Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Merger.

The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund common shareholders will be treated as if they received fractional share interests and then sold such interests for cash in a taxable transaction. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of the Merger. As a result of the Merger, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Merger and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or the Target Fund individually.

Valuation of Common Shares. Pursuant to the Agreement, the net asset value per share of the Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties.

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Fund is required to declare a distribution prior to the Valuation Time, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund affected by the amendment as specifically authorized by such Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Merger is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the common and/or preferred shareholders of each Fund, as applicable, of the proposal described in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion of counsel substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “Material Federal Income Tax Consequences of the Merger”), (3) the absence of legal proceedings challenging the Merger, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Merger to occur, certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to outstanding preferred shares of the Acquiring Fund, and lenders under the Acquiring Fund’s Credit Facilities, must also be obtained.

Termination. The Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by the Target Fund’s Board or the Acquiring Fund’s Board. In addition, a Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) a determination by the Target Fund’s Board or the Acquiring Fund’s Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund.

Reasons for the Merger

Based on the considerations described below, the Board of Trustees of the Target Fund (the “Target Board”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target Board, the “Boards” and each individually, a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that the Merger would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of the Merger. At a meeting held on March 19, 2025 (the “Board Meeting”), each Board approved the Merger and recommended that shareholders of its Fund, as applicable, approve the Merger.

At and prior to the Board Meeting, including at a previous meeting, Nuveen Fund Advisors made presentations and provided the Boards with information relating to the proposed Merger. Prior to approving the Merger, each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board considered that Nuveen Fund Advisors, each Fund’s investment adviser, had recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s closed-end fund line-up and eliminate overlapping products. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Merger and recommending that shareholders of the Funds (as applicable) approve the Merger:

●	the compatibility of the Funds’ investment objectives, policies and related risks;

●	the consistency of portfolio management;

●	the effect of the Merger on the fees and expense ratios of the Funds, including the anticipated savings resulting from the Acquiring Fund’s lower management fee schedule, additional breakpoints in the Acquiring Fund’s management fee schedule and larger asset base of the combined fund;

●	the potential for improved secondary market trading with respect to common shares;

●	investment performance;

●	the anticipated federal income tax-free nature of the Merger;

●	the expected costs of the Merger;

●	the terms of the Merger and whether the Merger would dilute the interests of the shareholders of the applicable Funds;

●	the effect of the Merger on shareholder rights;

●	alternatives to the Merger; and

●	any potential benefits of the Merger to Nuveen Fund Advisors and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards considered that the Funds have similar investment objectives, policies and risks, but there are differences. Each Fund’s investment objective includes providing high current income. However, the Target Fund’s investment objective also includes total return, and the Acquiring Fund’s secondary investment objective is to seek total return. Further, although each Fund seeks to provide current income by investing primarily in preferred securities and other income producing securities, there are certain policy differences including, among other things, differences relating to the credit quality of the securities in which a Fund may invest.

In its review, based on information provided by Nuveen Fund Advisors, each Board considered the anticipated impact of the Merger on its Fund’s portfolio, including the expected effect on credit quality, and considered the degree of portfolio overlap between the Funds. The Boards also considered that each Fund may use leverage through a number of methods. In this regard, each Fund currently employs leverage through borrowings and reverse repurchase agreements; however, the Acquiring Fund also currently employs leverage through the issuance of preferred shares. Moreover, the Boards considered the potential for increased portfolio and leverage management flexibility afforded by the larger asset base of the combined fund. With respect to principal investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests primarily in preferred securities and other income producing securities, the differences relating to the Funds’ investment policies may affect the comparative risk profiles.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser. In addition, each Fund has the same portfolio managers, who will continue to manage the combined fund upon completion of the Merger. Through the Merger, the Boards considered that shareholders would remain invested in a closed-end management investment company that will have greater net assets and the same investment adviser, sub-adviser and portfolio managers.

Larger Asset Base of the Combined Fund; Effect of the Merger on Fees and Expense Ratios.  The Boards considered the management fee and operating expense ratios of each Fund (including the estimated operating expense ratio of the combined fund following the Merger) and considered the anticipated annual management fee and operating expense savings of each Fund resulting from the Merger. In this regard, the Target Board considered that the fund-level management fee schedule of the Acquiring Fund is lower than the fund-level management fee schedule of the Target Fund (following expiration of the Target Fund’s current management fee waiver, which was expected to occur prior to the closing of the Merger) and includes additional breakpoints and that, as a result, a lower effective management fee rate was expected for the Target Fund. Further, it is anticipated that the Funds will benefit as certain fixed costs are shared over the combined fund’s larger asset base, and the Acquiring Board considered the incremental increase in assets of the combined fund. In addition, the Boards considered that it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of each Fund prior to the closing of the Merger.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Merger, the Target Board considered that the Merger is being proposed, in part, to seek to enhance the secondary trading market for the common shares with respect to the Target Fund. Each Board considered that the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Merger, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. Further, each Board considered the investment performance of the Funds on both a net asset value and market price basis for various periods ended February 28, 2025 and, based on information provided by Nuveen Fund Advisors, considered that over time, the total return performance of the Funds had been generally similar.

Anticipated Tax-Free Reorganization. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions).

Expected Costs of the Merger. The Boards considered the terms and conditions of the Merger, including the estimated costs associated with the Merger and the allocation of such costs between the Funds. Preferred shareholders will not bear any costs of the Merger.

Terms of the Merger and Impact on Shareholders. The terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Target Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Fund’s common shareholders in connection with the Merger. In lieu of such fractional shares, the Target Fund’s common shareholders will receive cash.

In conjunction with the issuance of additional common shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of the Merger.

In addition, the Boards considered that the Acquiring Fund has two series of TFP Shares outstanding, which are expected to remain outstanding following the Merger. The Target Fund, however, does not have any preferred shares outstanding and, therefore, no additional preferred shares of the Acquiring Fund will be issued in the Merger. The Acquiring Board considered that the outstanding preferred shares of the Acquiring Fund would continue to have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Effect on Shareholder Rights. The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to the Target Fund, there will be no change to shareholder rights under state statutory law.

Alternatives. The Target Board considered various alternatives to the Merger, including, among other things, maintaining the status quo and liquidating the Target Fund. With respect to maintaining the status quo, such alternative would not provide shareholders with the opportunity outlined above to benefit from economies of scale. With respect to liquidation, such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. In evaluating the proposed Merger, the Target Board considered, among other things, Nuveen Fund Advisors’ view that combining the Target Fund with the Acquiring Fund, another closed-end fund that also invests primarily in preferred securities and other income producing securities, was an attractive alternative in light of certain potential benefits to shareholders of the Target Fund, as outlined above.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards considered that the Merger may result in some benefits and economies of scale for Nuveen Fund Advisors and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved the Merger, concluding that the Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the Merger.

Capitalization

The following tables set forth the unaudited equity capitalization of the Funds as of March 31, 2025, and the pro forma combined equity capitalization of the Acquiring Fund as if the Merger had occurred on that date assuming the completion of the Merger.

Capitalization Table

The table reflects the pro forma exchange ratio of approximately 2.48857446 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Merger is consummated, the actual exchange ratio may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series A Taxable Fund Preferred (TFP)
Shares, $1,000 stated value per share, at liquidation value	—	$150,000,000	—		$150,000,000
Series B Taxable Fund Preferred (TFP)
Shares, $1,000 stated value per share, at liquidation value	—	$270,000,000	—		$270,000,000
Common Shareholders’ Equity
Common Shares, $0.01 par value per share; 14,112,088 shares outstanding for the Target Fund, 322,260,241 shares outstanding for the Acquiring Fund and 357,379,227 shares outstanding for the Combined Fund Pro Forma	$141,121	$3,222,602	$210,069	(2)	$3,573,792
Paid-in surplus	363,046,926	3,054,176,869	(1,160,069)		3,416,063,726
Total distributable earnings	(84,008,532)	(501,770,744)	—		(585,779,276)
Net assets applicable to common shares	$279,179,515	$2,555,628,727	$(950,000	)(3)	$2,833,858,242
Common shares outstanding	14,112,088	322,260,241	21,006,898		357,379,227
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$19.78	$7.93			$7.93
Common	Unlimited	Unlimited			Unlimited
Preferred	N/A	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Merger was effective as of March 31, 2025, are presented for informational purposes only and assume the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about September 8, 2025, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)	Assumes the issuance of 35,118,986 Acquiring Fund common shares to Target Fund common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and the Target Fund as of March 31, 2025, adjusted for estimated Merger costs.

(3)	Includes the impact of estimated total Merger costs of $950,000 which are currently expected to be borne by the Target Fund and the Acquiring Fund in the amounts of $700,000 and $250,000, respectively.

Expenses Associated with the Merger

The costs of the Merger are estimated to be $950,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger. Based on the expected benefits of the Merger to each Fund, each of the Target Fund and the Acquiring Fund is expected to be allocated $700,000 and $250,000 of the estimated expenses in connection with the Merger (0.23% and 0.01%, respectively, of the Target Fund’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended January 31, 2025). If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Merger.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Merger.

Material Federal Income Tax Consequences of the Merger

As a non-waivable condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

(e)	The aggregate basis of the Acquiring Fund shares received by the Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares.

(f)	The holding period of the Acquiring Fund shares received by the Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the merger.

(g)	The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)	The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(i)	The payment of cash to the holders of Target Fund shares in lieu of fractional Acquiring Fund common shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Target Fund common shares will generally have a capital gain or loss to the extent the cash distribution differs from such holder's basis allocable to the fractional Acquiring Fund common shares.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of the Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Merger.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Merger occurs but the IRS or the courts determine that the Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of the Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share and thus recognizes gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share this gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the Valuation Time, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to such shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Merger. The distribution will be taxable to shareholders who are subject to federal income tax. Each Fund designates distributions to common and preferred shareholders, if any, as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. For the Acquiring Fund, all dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquiring Fund’s dividend reinvestment plan. The tax character of dividends and distributions (e.g., as consisting of ordinary income or capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.

The table below sets forth, as of July 31, 2024 (each Fund’s tax year end), each Fund’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

	Target Fund	Acquiring Fund(1)
Short-Term	$9,974,787	$66,999,115
Long-Term	$48,120,409	$368,300,593
Total	$58,095,196	$435,299,708

(1)	A portion of the Acquiring Fund’s capital loss carryforwards is subject to an annual limitation under the Code and related regulations.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Merger, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Merger), which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former Target Fund shareholders who hold Acquiring Fund shares after the Merger. As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter. The Merger also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter.

Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of the Merger. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of the Acquiring Fund are being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, the Acquiring Fund is seeking approval of the Agreement by the holders of its preferred shares.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder Meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s Credit Facilities, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Board of the Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund.

The TFP Shares of the Acquiring Fund were issued on a private placement basis to one or a small number of institutional shareholders. To the extent that one or more preferred shareholders of the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Fund’s outstanding preferred shares, the approval by the Fund’s preferred shareholders required for the Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Merger; there is no guarantee that such shareholders will vote to approve the Merger proposal.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which they are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, substantially identical super-majority voting provisions and other anti-takeover provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws are on file with the SEC and may be obtained as described on page 88.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Merger is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of the Target Fund that are transferred in connection with the Merger, in each case as of the Valuation Time. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Acquiring Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Merger will be identical to the terms of the Acquiring Fund common shares that are then outstanding. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable except as described under “Summary Description of Massachusetts Business Trusts” below.

Distributions on Common Shares

As a general matter, each Fund has a monthly distribution policy with respect to its common shares and each Fund seeks to maintain a stable level of such distributions. Each Fund utilizes a level distribution policy, which may be changed by its Board. The goal of level distribution policy is to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In any monthly period, in order to maintain its level distribution amount, each Fund may pay out more or less than its net investment income during the period. As a result, regular distributions throughout the year are expected to include net investment income and potentially a return of capital or capital gains for federal income tax purposes.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gains and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gains in their income for the year as a long-term capital gain (regardless of their holding period in the shares) and will be entitled to a federal income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Merger SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price. In addition, the Acquiring Fund may not declare or make payment of a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless, at the time of the declaration or making of such dividend or distribution or at the time of such purchase, the Acquiring Fund is in compliance with certain asset coverage requirements, and no event of default exists or would occur, under the Credit Facilities.

Dividend Reinvestment Plan

The terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by Computershare Inc. and the Plan Agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)	If common shares are trading at or above net asset value, at the then-current market price; or

(2)	If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3)	If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Acquiring Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a sale of your shares, the Acquiring Fund (or its administrative agent) may be required to report to the IRS and furnish to you cost basis and holding period information for the Acquiring Fund’s shares purchased on or after January 1, 2012 (“covered shares”).

For shares of the Acquiring Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a sale of shares after the settlement date of the sale. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the cost basis reporting rules apply to you.

Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on such dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000, or by calling (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (2) the corresponding NAV per share reported as of the end of the day on the NYSE; and (3) the premium/(discount) to NAV per share at which the common shares were trading as of such date.

	Target Fund
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
April 2025	$20.45	$17.58	$20.04	$19.03	2.05%	(7.62)%
January 2025	$21.29	$19.51	$20.40	$19.86	4.36%	(1.76)%
October 2024	$21.41	$19.30	$20.53	$20.09	4.29%	(3.93)%
July 2024	$19.87	$18.92	$19.96	$19.45	(0.45)%	(2.72)%
April 2024	$19.24	$18.52	$19.73	$19.21	(2.48)%	(3.59)%
January 2024	$18.90	$16.71	$19.48	$17.66	(2.98)%	(5.38)%
October 2023	$17.88	$16.28	$18.38	$17.51	(2.72)%	(7.02)%
July 2023	$17.63	$16.10	$18.44	$17.21	(4.39)%	(6.45)%
April 2023	$20.62	$16.18	$20.96	$17.20	(1.62)%	(5.93)%
January 2023	$20.37	$17.92	$20.91	$18.95	(2.58)%	(5.44)%
October 2022	$21.21	$17.58	$21.34	$18.68	(0.61)%	(5.89)%

	Acquiring Fund
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
April 2025	$8.07	$7.05	$8.04	$7.63	0.37%	(7.60)%
January 2025	$8.16	$7.83	$8.14	$7.97	0.25%	(1.76)%
October 2024	$8.23	$7.46	$8.25	$7.94	(0.24)%	(6.05)%
July 2024	$7.80	$7.11	$8.08	$7.86	(3.47)%	(9.54)%
April 2024	$7.30	$6.80	$7.87	$7.81	(7.24)%	(12.93)%
January 2024	$7.29	$6.16	$7.90	$7.26	(7.72)%	(15.15)%
October 2023	$6.62	$5.96	$7.42	$7.07	(10.78)%	(15.70)%
July 2023	$6.60	$5.98	$7.45	$6.88	(11.41)%	(13.08)%
April 2023	$8.03	$6.06	$8.40	$6.74	(4.40)%	(10.09)%
January 2023	$7.96	$7.12	$8.38	$7.88	(5.01)%	(9.64)%
October 2022	$8.41	$6.70	$8.44	$7.60	(0.36)%	(11.84)%

On May 30, 2025, the closing sale prices of the Target Fund and Acquiring Fund common shares were $20.21 and $7.89, respectively. These prices represent premiums to net asset value for the Target Fund and the Acquiring Fund of 2.64% and 0.25%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Merger, or what the extent of any such premium or discount might be.

Affiliated Brokerage and Other Fees

Neither the Target Fund nor the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Sub-Adviser of such Fund. See the Merger SAI for additional information.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declarations of trust are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund limits shareholder voting to certain enumerated matters, including certain amendments to the declaration of trust, the election of trustees if required by the 1940 Act, the merger or consolidation of the Fund with any corporation or a reorganization or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act, and, for each Fund, with respect to such additional matters relating to the Fund as the trustees may consider necessary or desirable.

Regular meetings of shareholders for the election of Trustees and the transaction of such other business as may properly be considered at the meeting shall be held if such meetings are required by the NYSE. Special meetings of shareholders may be called by at least two-thirds of the trustees and must be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Notwithstanding the foregoing, when the holders of preferred shares are entitled to elect any of a Fund’s trustees by class vote of such holders, the holders of thirty-three and one-third percent (33 1/3%) of the preferred shares entitled to vote at a meeting shall constitute a quorum for the purpose of such an election. Unless other voting provisions contained in the Fund’s governing documents or the 1940 Act apply, the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter. The governing documents require a super-majority vote in certain circumstances with respect to a merger, consolidation or dissolution of or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company, unless such transaction has been approved by two-thirds of the trustees, and that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated in accordance with the by-laws exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote under the terms of the Fund’s governing documents, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by persons other than shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws, and unless otherwise required by applicable law, no matter may be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by certain officers of the Fund or by at least sixty-six and two-thirds percent (66 2/3%) of the trustees.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, and typically only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. For the Acquiring Fund, which has preferred shares outstanding, under normal circumstances, holders of preferred shares are entitled to elect two (2) board members. Board members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. The board structure of the Acquiring Fund will remain in place following the closing of the Merger.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

General

The Funds have similar investment objectives, but there are differences. Each Fund seeks to provide current income by investing primarily in preferred securities and other income producing securities. For purposes of each Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, each Fund considers all securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, including traditional preferred securities and hybrid preferred securities, regardless of their classification in the capital structure of the issuer.

The Target Fund’s investment objective is to provide a high level of current income and total return. As a non-fundamental policy, under normal circumstances, the Target Fund will invest at least 80% of its Assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including debt securities, hybrid securities and convertible securities.

The Acquiring Fund’s primary investment objective is high current income. The Acquiring Fund’s secondary investment objective is total return. As a non-fundamental policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets in preferred securities and other income producing securities, including hybrid securities such as CoCos and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

Investment Policies of the Acquiring Fund

In addition to the Acquiring Fund’s investment policies discussed above, the following investment policies also apply to the Acquiring Fund, under normal circumstances:

●	The Acquiring Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (Baa or BBB or better by Moody’s, S&P, or Fitch), or are unrated but judged to be of comparable quality.

●	The Acquiring Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

●	The Acquiring Fund is not limited in the amount of its investments in non-U.S. issuers. The Acquiring Fund may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities. The Acquiring Fund may invest up to 5% of its Managed Assets in preferred securities issued by companies located in emerging market countries.

Investment Policies of the Target Fund

In addition to the Target Fund’s investment policies discussed above, the following investment policies also apply to the Target Fund, under normal circumstances:

●	The Target Fund may invest up to 20% of its Managed Assets in securities issued by federal, state and local governments and U.S. government agencies.

●	The Target Fund invests at least 50% of its Managed Assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Target Fund’s sub-adviser to be of comparable quality.

●	The Target Fund may invest up to 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase.

●	The Target Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

●	The Target Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.

●	The Target Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Target Fund may invest directly.

●	The Target Fund will invest at least 25% of its assets in securities of issuers in the financial services industry.

The foregoing policies of each Fund apply only at the time of investment.

Note that the Acquiring Fund’s investment objectives, the Acquiring Fund’s policy to invest, under normal circumstances, more than 25% of its Managed Assets in securities of financial services companies and the Target Fund’s policy to invest at least 25% of its assets in securities of issuers in the financial services industry are fundamental policies that may not be changed without approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, if any, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less. Also note that each Fund’s policy to invest, under normal circumstances, at least 80% of its Assets in preferred securities and other income producing securities may not be changed without 60 days’ prior written notice to shareholders.

Use of Leverage

Each Fund uses leverage to pursue its investment objective. The Funds may use leverage to the extent permitted by the 1940 Act. The Funds may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial interest, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Funds may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which senior loans are available), each Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate- or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Funds may not achieve their investment objectives.

Portfolio Investments

The Acquiring Fund’s portfolio is composed principally of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Merger SAI.

Preferred Securities

The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment.

Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.

Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.

Contingent Capital Securities

The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write- down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Other Equity Securities

The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities, real estate investment trusts (“REITs”), warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs).

Financial Services Industry

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and REITs.

Debt Securities

The Fund may invest in debt securities. The debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.

In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

REITs

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Foreign Issuers

The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Derivatives

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Moreover, there may be asset coverage requirements for certain arrangements. In order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)	U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government Agencies or instrumentalities. U.S. Government Agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed- upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes, however, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by S&P, Moody’s or Fitch and that matures within one year of the date of purchase or carries a variable or floating rate of interest.

(5)	Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6)	Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7)	Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Cash Equivalents and Short-Term Investments

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly).

Illiquid Securities

The Fund may invest in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Fund’s Board has delegated to the Adviser and the Sub-Adviser, the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Fund’s Board has directed the Adviser and the Sub-Adviser to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Interest Rate Transactions

In connection with the Fund’s use of leverage through borrowings or the issuance of preferred shares, the Fund may enter into interest rate swap or cap transactions. The payment obligation would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Fund will generally enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps has the potential to enhance or harm the overall performance of the Fund’s common shares. Buying interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which, in turn, would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that a Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.

The Fund may choose or be required to reduce its borrowings or other leverage. Such an event would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

Other Investment Companies

The Fund may not invest its Managed Assets in securities of other open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Oher Investment Policies and Techniques of the Fund

Portfolio Trading and Turnover Rate. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

Zero Coupon Bonds and Other OID Instruments. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Each Board recommends that shareholders vote FOR the approval of the Agreement and Plan of Merger.

PROPOSAL No. 2 The ELECTION OF BOARD MEMBERS

(COMMON SHAREHOLDERS OF TARGET FUND ONLY)

Pursuant to the governing documents of the Target Fund, the Fund’s Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shares subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. The common shareholders of the Target Fund are being solicited to vote on this Proposal No. 2.

Four (4) Board Members are to be elected by holders of common shares of the Target Fund. Current Board Members Michael A. Forrester, Thomas J. Kenny, Margaret L. Wolff, and Robert L. Young, have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2028 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Target Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Target Fund’s present Board.

Class I Board Members: For the Target Fund, Board Member Young was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on May 8, 2023. In addition, for the Target Fund, which does not have preferred shares outstanding, Board Member Wolff was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on April 8, 2022. For the Acquiring Fund, Board Members Forrester, Kenny and Young were last elected as Class I Board Members at the annual meeting of shareholders held on April 17, 2025.

Class II Board Members: For each Fund, Board Members Lancellotta, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 8, 2023.

Class III Board Members: For each Fund, Board Members Medero, Starr and Thornton were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 12, 2024. For the Target Fund, which does not have preferred shares outstanding, Board Member Moschner was also last elected to the Fund’s Board as a Class III Board Member at the annual meeting of shareholders held on April 12, 2024.

Board Members Elected by Holders of Preferred Shares: For the Acquiring Fund, which has preferred shares outstanding, Board Members Moschner and Wolff were last elected to the Fund’s Board at the annual meeting of shareholders held on April 17, 2025. Board Members elected by the holders of preferred shares serve until the next succeeding annual meeting subsequent to their election, or until their successors are elected and qualified.

Board Member Appointments: For the Target Fund, Board Member Kenny was appointed to the Fund’s Board effective January 1, 2024, and Board Members Boateng and Forrester were appointed to the Fund’s Board effective October 24, 2024. For the Acquiring Fund, Board Member Boateng was appointed to the Fund’s Board effective May 15, 2024.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Target Fund, the Acquiring Fund or Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Target Fund, and has never been an employee or director of the Adviser, Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Meeting will be required to elect each Board Member of the Target Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Target Fund’s Board Members.

The Board of the Target Fund unanimously recommends that shareholders vote FOR the election of each Board Member nominee. Each Board Member is listed in the table below in alphabetical order.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2027 annual shareholder meeting Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	212	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012- 2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA- 1.
Michael A. Forrester 333 West Wacker Drive Chicago, IL 60606 1967	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting and nominee for Class I Board Member until 2028 annual shareholder meeting (Target Fund); Class I Board Member until 2028 annual shareholder meeting (Acquiring Fund) Length of Service: Since 2007	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	212	Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting and nominee for Class I Board Member until 2028 annual shareholder meeting (Target Fund); Class I Board Member until 2028 annual shareholder meeting (Acquiring Fund) Length of Service: Since 2011	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	217	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; formerly, Director (2021-2022), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board Member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1
Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	217	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009- 2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM)(investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	217	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting (Target Fund); Annual Board Member until 2026 shareholder meeting (Acquiring Fund) Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); previously, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008- 2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	217	Formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (consulting and accounting). (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	217	Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).
Loren M. Starr 333 West Wacker Drive Chicago, IL 60606 1961	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2022	Independent Consultant/Advisor (since 2021). Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd (asset management).	216	Director (since 2023) and Chair of the Audit Committee Member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	217	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008- 2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	217	Formerly, Chair and Member of the Board of Directors (2021-2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting and nominee for Class I Board Member until 2028 annual shareholder meeting (Target Fund); Annual Board Member until 2026 annual shareholder meeting (Acquiring Fund) Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	217	Member of the Board of Trustees (since 2005), New York- Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair and Board Member	Term: Class I Board Member until 2025 annual shareholder meeting and nominee for Class I Board Member until 2028 annual shareholder meeting (Target Fund); Class I Board Member until 2028 annual shareholder meeting (Acquiring Fund) Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc.(financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	217	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of any fund in the Fund Complex.

(2)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”).

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Nuveen Funds boards have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Fund Complex.

The dollar range of equity securities beneficially owned by each Board Member and nominee in the Fund and the Fund Complex overseen by the Board Member or nominee as of December 31, 2024 is set forth in Appendix C. The number of shares of the Fund beneficially owned by each Board Member or nominee and by the Board Members, nominees and officers of the Funds as a group as of December 31, 2024 is also set forth in Appendix C. As of April 16, 2025, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of April 16, 2025, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund. Information on Board Members who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Funds’ investment adviser as of December 31, 2024, is set forth in Appendix C.

Compensation

Prior to January 1, 2024, for the calendar year ended December 31, 2023, Independent Board Members received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Closed-End Fund Committee and the Investment Committee received $20,000 each as additional retainers. Independent Board Members also received a fee of $5,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting was held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting.

Prior to January 1, 2025, Independent Board Members received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $20,000 for membership on the Investment Committee; and (c) an annual retainer of $20,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; the chair and/or co-chair of the Investment Committee received $20,000 annually; and the chair and/or co-chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee received $20,000 annually. Independent Board Members were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that are discussed at a given meeting.

Effective January 1, 2025, Independent Board Members receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee; and (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the Chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the Chair and/or Co-Chair of the Investment Committee receives $30,000 annually; and the Chair of the Dividend Committee, Nominating and Governance Committee and Closed-End Funds Committee receive $25,000 annually. Independent Board Members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the Chair and/or Co-Chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of two to 20 years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member and nominee, the aggregate compensation paid by the Fund to the Independent Board Member/nominee for its last fiscal year.

Fund Name	Joseph A. Boateng(1)	Michael A. Forrester (1)	Thomas J. Kenny(1)	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr(1)	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Target Fund(*)	$882	$920	$1,164	$2,144	$2,088	$2,220	$2,153	$930	$2,018	$2,704	$2,387	$2,236

Acquiring Fund(*)	$5,159	$5,382	$6,811	$9,575	$9,396	$9,780	$9,674	$5,438	$9,273	$12,430	$10,733	$9,740
Total Compensation from funds in the Fund Complex Paid to Board Members	$464,250	$480,750	$610,000	$469,250	$461,987	$481,250	$483,250	$479,750	$463,750	$575,750	$535,644	$502,381

(1)	“Total Compensation from funds in the Fund Complex” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes compensation from CREF and VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

(*)	Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Target Fund	$220	$920	$291	$747	$893	—	—	$317	—	—	$1,030	$1,497

Acquiring Fund	$1,284	$5,382	$1,703	$3,277	$3,697	—	—	$1,856	—	—	$4,275	$6,464

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain directors may instead serve as consultants, as indicated in the “Board Members/Nominees” table included herein.) In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Board Members. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Young to serve as an independent Chair of the Board. Pursuant to the Fund by-laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Trustees or the By-Laws. Specific responsibilities of the Chair include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other fund management personnel, and counsel to the Independent Board Members.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Fund Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Kenny, Mr. Nelson and Mr. Starr . The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Funds, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds. Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). A copy of the Charter is available at https://www.nuveen.com/fundgovernance. The number of Audit Committee meetings of the Funds held during its last fiscal year is shown in Appendix D.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner and Mr. Toth. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fundgovernance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Trustees of the Funds. Accordingly, the members of the Investment Committee are Ms. Lancellotta, Chair, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. The number of Investment Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Closed-End Fund Committee. The Closed-End Fund Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Fund Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner, Chair, Mr. Kenny, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. The number of Closed-End Fund Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles. Mr. Boateng joined the Board in 2024.

Michael A. Forrester

Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University. Mr. Forrester joined the Board in 2024.

Thomas J. Kenny

Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; former Advisory Board Member, B’Box; former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member at Cottage Health System; and former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He also is a Chartered Financial Analyst. Mr. Kenny joined the Board in 2024.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (“ICI”), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (“IDC”), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as “George Washington University Law School”) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (the “CFTC”) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from George Washington University Law School in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University. Mr. Starr joined the Board in 2024.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and was Chair of its Investment Committee from 2017 to 2022 and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the investment committee of its board of trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Indefinite Length of Service: Since 2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC, and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti- Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Marc Cardella 8500 Andrew Carnegie Blvd Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term: Indefinite Length of Service: Since 2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Indefinite Length of Service: Since 2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018- 2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Senior Managing Director, Division General Counsel of Nuveen; Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Information as of May 31, 2025.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of six Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Joseph A. Boateng

Amy Lancellotta

John K. Nelson, Chair

Loren M. Starr

Matthew Thornton III

Margaret L. Wolff

Robert L. Young

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Target Fund	$33,000	$31,400	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Acquiring Fund	$35,750	$31,400	$27,600	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Target Fund	$0	$0	$0	$0	$0	$0	$0	$0

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Acquiring Fund	$0	$0	$0	$0	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) served as independent registered public accounting firm for each Fund for the fiscal year ended July 31, 2024. The Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of PwC will be present at the Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding the Costs of Leverage

Based on information provided by the Adviser, the Boards considered that it was expected that the annual operating expense ratio of the combined fund following the Merger, excluding leverage, would be lower than the operating expense ratios of the Target Fund (giving effect to the expiration of the Target Fund's current management fee waiver) and the Acquiring Fund. The operating expense ratios presented below reflect each Fund’s semi-annual period ended January 31, 2025 (annualized) and the pro forma fees and expenses of the combined fund following the Merger for the six months ended January 31, 2025 (annualized), based on the assumptions set forth in the “Comparative Fee Table” at page 10. The information in the table does not reflect the investment adviser's waiver of 50% of its management fee, which will expire on August 18, 2025.

	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.27%	1.21%	1.20	%(1)
Other Expenses	0.14%	0.06%	0.06%
Total Operating Expenses	1.41%	1.27%	1.26%

(1)       Assumes the application of the combined fund pro forma’s fund level management fee schedule.

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

General

The by-laws of the Acquiring Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration of Trust and by-laws. However, neither the Declaration of Trust nor the by-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Acquiring Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Acquiring Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Acquiring Fund for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Acquiring Fund’s trustees individually, but only upon the assets and property of the Acquiring Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Acquiring Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Acquiring Fund’s declaration of trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or to convert the Acquiring Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares entitled to vote, voting as a single class, except as described below, to authorize (1) a conversion of the Acquiring Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Acquiring Fund with any corporation, association, trust or other organization or a reorganization of the Acquiring Fund or a series or class of the Acquiring Fund, (3) a sale, lease or transfer of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Acquiring Fund’s investment activities), (4) in certain circumstances, a termination of the Acquiring Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Acquiring Fund’s outstanding common shares and preferred shares entitled to vote, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Acquiring Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares entitled to vote, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Acquiring Fund’s trustees.

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Acquiring Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Acquiring Fund, other than such right, if any, as the Acquiring Fund’s Board in its discretion may determine.

Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver

The by-laws of the Acquiring Fund contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The by-laws of the Acquiring Fund provide detailed procedures for the bringing of derivative actions by shareholders (the “Demand By-Law”) which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The Demand By-Law is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, the Demand By-Law:

●	provides that before bringing a derivative action, a shareholder must make a written demand to the Acquiring Fund;

●	establishes a 90 day review period, subject to extension in certain circumstances, for the Board to evaluate the shareholder’s demand;

●	establishes a mechanism for the Board to submit the question of whether to maintain a derivative action to a vote of shareholders;

●	provides that if the Acquiring Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

●	establishes bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

●	provides that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Acquiring Fund, the shareholder shall not be permitted to maintain a derivative action unless he or she first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

The Demand By-Law may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The by-laws also require that actions by shareholders against the Acquiring Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Acquiring Fund’s by-laws.

Reference should be made to the Acquiring Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares. In addition, the Acquiring Fund may not be permitted to purchase, redeem or otherwise acquire any of its common shares unless at the time of such purchase, redemption or acquisition, the Acquiring Fund is in compliance with certain asset coverage requirements, and no event of default exists or would occur, under the Credit Facilities.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Merger SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund TFP Shares

The Acquiring Fund’s outstanding Series A TFP Shares and Series B TFP Shares (together, the “Acquiring Fund TFP Shares”), which are expected to remain outstanding following the completion of the Merger, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Issue Date	Term Redemption Date
Series A TFP Shares	150,000	$0.01	$1,000	August 2022	August 1, 2037
Series B TFP Shares	270,000	$0.01	$1,000	November 2023	July 1, 2032

The Acquiring Fund TFP Shares were issued to qualified institutional buyers through private transactions exempt from registration under the 1933 Act.

The Acquiring Fund TFP Shares are in the “Variable Rate Demand Mode” (the “VRDM Mode”), in which the dividend is established by a remarketing agent.

Under the statement establishing and fixing the rights and preferences of the Acquiring Fund Series A TFP Shares and the Acquiring Fund Series B TFP Shares, as supplemented (each, a “TFP Statement”), the Acquiring Fund TFP Shares currently pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Acquiring Fund TFP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The Acquiring Fund TFP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as a mode change or the non-payment of dividends by the Acquiring Fund.

Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Acquiring Fund TFP Shares. The dividend rate shall in no circumstances exceed 15% per year.

The Acquiring Fund TFP Shares have the benefit of an unconditional demand feature pursuant to a standby letter of credit and purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Acquiring Fund TFP Shares requires the liquidity provider or its designated purchaser to purchase from holders all Acquiring Fund TFP Shares tendered for sale that were not successfully remarketed. The liquidity provider or its designated purchaser also must purchase all Acquiring Fund TFP Shares prior to termination of the standby letter of credit and purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Acquiring Fund TFP Shares to purchase the Acquiring Fund TFP Shares pursuant to the standby letter of credit and purchase agreement runs to the benefit of the holders of the Acquiring Fund TFP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Acquiring Fund TFP Shares are directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the Acquiring Fund TFP Shares entered into a standby letter of credit and purchase agreement with respect to the Acquiring Fund TFP Shares, subject to periodic extension by agreement with the Acquiring Fund.

The term of the current VRD Mode for the Acquiring Fund TFP Shares ends on the Term Redemption Date set forth in the table above, subject to earlier redemption, repurchase or transition to a new mode by the Acquiring Fund. Under the TFP Statement, the Acquiring Fund may terminate the VRD Mode early and transition the Acquiring Fund TFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the Acquiring Fund TFP Shares may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Acquiring Fund TFP Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate or rates for the Acquiring Fund TFP Shares payable on the dividend payment dates with respect to the Acquiring Fund TFP Shares. Holders of Acquiring Fund Series A TFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Acquiring Fund TFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Acquiring Fund TFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Acquiring Fund TFP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Acquiring Fund Series A TFP Shares on the Term Redemption Date set forth in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the applicable liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the TFP Statement and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Acquiring Fund Series A TFP Shares purchased by the liquidity provider or its designated purchaser pursuant to its obligations under the standby letter of credit and purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s fee agreement with the liquidity provider for the Acquiring Fund Series A TFP Shares, and such failure is not cured by the applicable cure date. Acquiring Fund Series A TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

The Acquiring Fund is obligated to redeem the Acquiring Fund Series B TFP Shares on the Term Redemption Date set forth in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the applicable liquidation preference per share ($1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the TFP Statement and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $1,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, Acquiring Fund Series B TFP Shares purchased by the liquidity provider or its designated purchaser pursuant to its obligations under the standby letter of credit and purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s fee agreement with the liquidity provider for the Acquiring Fund Series B TFP Shares, and such failure is not cured by the applicable cure date. Acquiring Fund Series B TFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the TFP Statement with respect to each series of Acquiring Fund TFP Shares, or as otherwise required by applicable law, (i) each holder of Acquiring Fund TFP Shares is entitled to one vote for each Acquiring Fund TFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of Acquiring Fund TFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Acquiring Fund TFP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Acquiring Fund TFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Acquiring Fund TFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Acquiring Fund TFP Shares or holders of outstanding Acquiring Fund TFP Shares. Holders of outstanding Acquiring Fund TFP Shares also are entitled to vote as a class with holders of other preferred shares, if any, of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding Acquiring Fund TFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding Acquiring Fund TFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund TFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with each other.

Borrowings and Priority of Payment

The Acquiring Fund borrows under the Credit Agreement and the Repo Facility. As of March 31, 2025, the borrowing capacity under the Credit Agreement was $715,000,000, and the Acquiring Fund’s outstanding indebtedness under the Credit Agreement was $689,000,000 and outstanding balance under the Repo Facility was $620,706,000. For the fiscal year ended July 31, 2024, the average daily balance outstanding and the average annual interest rate on borrowings under the Credit Agreement were $576,658,743 and 6.25%, respectively, and the average daily balance outstanding and the average annual interest rate on reverse repurchase agreements under the Repo Facility were $333,484,031 and 5.95%, respectively. The Credit Facilities have no stated maturity, but the Credit Agreement may be terminated upon 179 days’ notice and the Repo Facility may be terminated upon 29 days’ notice. The Acquiring Fund has the right to augment or replace the Credit Facilities with a new credit facility in the future. In connection with the Merger, the Acquiring Fund intends to seek to maintain a credit facility on economic terms similar to those currently in effect and at a borrowing capacity representing a similar percentage of assets taking into account the assets acquired in the Merger. However, the credit facility entered into in connection with the Merger and any future credit facility may contain terms that are materially different than the terms contained in the existing Credit Facilities, including terms that limit payments to holders of preferred shares or common shares.

Borrowings under the Credit Facilities are fully secured by eligible portfolio securities of the Acquiring Fund. The Acquiring Fund has entered into a rehypothecation side letter (the “Side Letter”) with its prime brokerage lender under the Credit Agreement, allowing the lender to re-register the pledged collateral in its own name or in a name other than the Acquiring Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the pledged collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the borrowings to which the pledged collateral relates and (ii) 331/3% of the Fund’s total assets. The Acquiring Fund may designate any pledged collateral as ineligible for rehypothecation. The Acquiring Fund may also recall Hypothecated Securities on demand. The Acquiring Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such pledged collateral against the current borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the pledged collateral and in certain other circumstances. In such circumstances, however, the Acquiring Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Acquiring Fund’s income generating potential may decrease. Even if the Acquiring Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. In reverse repurchase agreements under the Repo Facility, the Acquiring Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Acquiring Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Acquiring Fund identifies assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Acquiring Fund borrows money at rates generally available to institutional investors. The Acquiring Fund also may source leverage through other methods. Any borrowings of the Acquiring Fund, including borrowings currently under the Credit Agreement and/or under the Repo Facility, will have seniority over any preferred shares and common shares. The rights of lenders, such as the counterparty under the Credit Facilities, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of preferred shares and common shares with respect to the payment of dividends and other distributions, and upon liquidation. In addition, the Acquiring Fund may not be permitted to declare or make payments of dividends and other distributions with respect to preferred shares and common shares or purchase common shares or preferred shares or redeem preferred shares unless, at such time, the Acquiring Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facilities or with respect to any other borrowings that would limit or otherwise block such payments. Borrowings and preferred shares have seniority over the common shares. The Acquiring Fund also may borrow for temporary purposes as permitted by the 1940 Act.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 (“Computershare”). The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to TFP Shares of the Acquiring Fund.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Merger SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gains at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder may be taxed at the rates applicable to long-term capital gain and a portion of the Acquiring Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders. In order for some portion of the dividends received by a shareholder to be qualified dividend income or eligible for the dividends-received deduction, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to their shares of the Acquiring Fund. The Acquiring Fund’s investment strategies may limit its ability to make distributions that are eligible for treatment as qualified dividend income for noncorporate shareholders or for the dividends-received deduction for corporate shareholders. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will represent a return of capital for federal income tax purposes to the extent of the shareholder’s basis in the shares and thus will generally not be taxable to the shareholder. To the extent such distributions exceed the shareholder’s basis in the shares, they will be treated as gain from the sale of such shares and will be treated as capital gain (assuming the shares are held as a capital asset). Because a return of capital distribution reduces a shareholder’s basis in their shares of the Acquiring Fund, a return of capital distribution may result in a higher capital gain or lower capital loss upon disposition of the shares of the Acquiring Fund.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income. Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., net capital gains, qualified dividend income and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income.

However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund's shares). Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, (4) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (5) adversely alter the characterization of certain Acquiring Fund investments or distributions.

The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund potentially require the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to RICs under the Code.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income (if any), including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund, especially if the issuers of these securities default on their obligations, because the federal income tax consequences to a holder of such securities are not certain.

The application of certain requirements for qualification as RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

To the extent the Acquiring Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Acquiring Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Acquiring Fund does not expect to qualify to make an election to pass such taxes through to shareholders. As a result, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

With respect to non-U.S. shareholders in the Acquiring Fund, the Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. There can be no assurance that final Treasury Regulations will provide an exemption from FATCA withholding for gross proceeds.

The foregoing discussion summarizes certain U.S. federal income tax consequences solely for investors (i) who are beneficial owners of shares of the Acquiring Fund, (ii) hold such shares as capital assets and (iii) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans), except as otherwise specifically provided. Investors should consult their tax advisors as to the federal, state, local and foreign tax consequences of ownership of shares of the Acquiring Fund before making an investment in shares of the Acquiring Fund.

Net Asset Value

Each Fund’s NAV per common share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. NAV is calculated by taking the market value of the Fund’s total assets, less all liabilities, and dividing by the total number of common shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

Each Fund utilizes independent pricing services approved by its valuation designee to value portfolio instruments at their market value. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

If a price cannot be obtained from a pricing service or other pre-approved source, or if a Fund’s valuation designee deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Fund’s valuation designee. Each Fund’s valuation designee may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The valuations of certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

The Board has designated Nuveen Fund Advisors as each Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations made by Nuveen Fund Advisors are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110.

Experts

The financial statements appearing in the Annual Report of each Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein. Each Funds’ financial statements as of and for the 2024, 2023, 2022, 2021 and 2020 fiscal years have been audited by KPMG LLP (previously defined as “KPMG”), independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provided auditing services to the Acquiring Fund and the Target Fund for the fiscal year ended July 31, 2019 through July 31, 2024. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. PricewaterhouseCoopers LLP (previously defined as “PwC”), an independent registered public accounting firm, has been engaged to serve as independent registered public accounting firm to the Acquiring Fund and the Target Fund for the current fiscal year. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information as of April 16, 2025.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Target Fund
Common shares	Unlimited	—	14,112,088
Acquiring Fund
Common shares	Unlimited	—	322,329,308
Preferred shares	Unlimited	—	150,000 (Series A TFP)
Preferred shares	Unlimited	—	270,000 (Series B TFP)

The common shares of the Target Fund and the Acquiring Fund are listed and trade on the NYSE under the ticker symbols JPI and JPC, respectively. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares of the Acquiring Fund are currently listed on any exchange.

Shareholders of the Acquiring Fund and the Target Fund

As of April 16, 2025, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who, to the knowledge of a Fund, beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before April 16, 2025. The estimated pro forma information presented is calculated assuming outstanding common and preferred shares as of April 16, 2025 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Series of Combined Fund	All Preferred Shares of Combined Fund
Target Fund—
Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	761,848	5.40%	0.53%	N/A

As of April 16, 2025, the Acquiring Fund is not aware of any shareholders holding more than 5% of its common shares. No Fund is aware of any person who, as of April 16, 2025, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

The Acquiring Fund Series A TFP Shares and the Acquiring Fund Series B TFP Shares currently are designed to be eligible for purchase by money market funds and other short duration investors. Information with respect to aggregate holdings of Acquiring Fund Series A TFP Shares associated with fund complexes known to the Fund to hold greater than 5% of such shares as of April 16, 2025, including the number of shares associated with the fund complex and percentage of total outstanding shares, is as follows: American Century (20,000 shares (13.33%)); Schwab (37,500 shares (25.00%)); Federated (77,500 shares (51.67%)); Goldman Sachs AM (15,000 shares (10.00%)). Information with respect to aggregate holdings of Acquiring Fund Series B TFP Shares associated with fund complexes known to the Fund to hold greater than 5% of such shares as of April 16, 2025, including the number of shares associated with the fund complex and percentage of total outstanding shares, is as follows: Schwab (100,000 shares (37.04%)); Federated (135,000 shares (50.00%)); Goldman Sachs AM (35,000 shares (12.96%)).

Expenses of Proxy Solicitation

The costs of the Merger are estimated to be $950,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger. Based on the expected benefits of the Merger to each Fund, each of the Target Fund and the Acquiring Fund is expected to be allocated $700,000 and $250,000, respectively, of the estimated expenses in connection with the Merger (0.23% and 0.01%, respectively, of the Target Fund’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended January 31, 2025 (annualized)). If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Merger. Preferred shareholders will not bear any costs of the Merger.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

The Acquiring Fund expects to hold its 2026 annual meeting of shareholders in April 2026. To be considered for presentation at the 2026 annual meeting of shareholders of the Acquiring Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 7, 2025. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2026 annual meeting must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund no earlier than December 7, 2025 and no later than December 22, 2025. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement or otherwise considered at the meeting.

If Proposal No. 1 is approved at the Target Fund’s and the Acquiring Fund’s Meeting and the Merger is consummated, the Target Fund will cease to exist and will not hold its next annual meeting. If the Merger is not approved or is not consummated, the Target Fund will hold its next annual meeting of shareholders, expected to be held in [●] 2026. To be considered for presentation at the 2026 annual meeting of shareholders of the Target Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [●]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2026 annual meeting must, pursuant to the Target Fund’s by-laws, submit such written notice to the Target Fund no earlier than [●] and no later than [●]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement or otherwise considered at a meeting.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the declarations of trust and of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is July 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 25, 2025.

The Joint Proxy Statement/Prospectus is available at https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Information About the Solicitation

The Funds’ by-laws previously included “control share” provisions, the effectiveness of which was suspended as of February 24, 2022. On February 28, 2024, the Funds amended the by-laws to eliminate the control share provisions from the by-laws.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings in accordance with a Fund’s by-laws for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to a Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of the Fund’s record shareholders and their addresses entitled to be present and to vote at that Fund’s Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Meetings if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the Meeting may, whether or not a quorum is present, adjourn the Meeting with respect to one or more matters to be considered on behalf of a Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meetings.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 described in this Joint Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget Vice President and Secretary The Nuveen Closed-End Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [●] day of [●], 2025, by and among Nuveen Preferred & Income Opportunities Fund (the “Acquiring Fund”), Nuveen Preferred Securities & Income Opportunities Fund (the “Target Fund”), each a Massachusetts business trust, and JPI Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For the Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which holders of the issued and outstanding common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”) will receive newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) as provided herein, upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund (“Target Fund Shareholders”) will not be diluted as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

merger

1.1           MERGER. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of the M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a)            Upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing, prior to the Effective Time, of a certificate of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(b)           At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)           Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2); and

(ii)         The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(c)            The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Organization”) shall be the certificate of organization of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”) shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(d)           At the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. At the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

(e)           The Acquiring Fund will issue Acquiring Fund Common Shares to Target Fund Shareholders upon the conversion of Target Fund Common Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their holdings of Target Fund Common Shares as of immediately prior to the Effective Time. Ownership of Acquiring Fund Common Shares will be shown on the books of the transfer agent for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares. All Acquiring Fund Common Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(f)           The Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of the Target Fund are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2           DISSOLUTION, LIQUIDATION AND TERMINATION. As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3           ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4           TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than a registered holder of Target Fund Common Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.5           REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.6           BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

Article II

VALUATION

2.1           VALUATION OF SHARES. The net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.2           COMMON SHARES TO BE ISSUED. As of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in the Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s Common Shares held by such Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. In the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in the Merger, the transfer agent for the Acquiring Fund’s common shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3           EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Acquiring Fund or the Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date may be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4           COMPUTATIONS OF NET ASSET VALUE. Subject to Section 2.1 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

Article III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE. The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived, if so permitted, with respect to the Target Fund, the Acquiring Fund and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on September 8, 2025 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date (the “Effective Time”). The Closing will be held as of 7:59 a.m., Central time, on the Closing Date at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE. The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3           CERTIFICATES OF TRANSFER AGENT.

(a)            The Target Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth, with respect to the Target Fund, the number of Target Fund Common Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares held by each such Target Fund Shareholder immediately prior to the Closing.

(b)           The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4           DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants the following to the Acquiring Fund Parties:

(a)           The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)           The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)           The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)           There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)           No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)            The financial statements of the Target Fund as of July 31, 2024, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of July 31, 2024, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)           The unaudited semi-annual financial statements of the Target Fund as of January 31, 2025, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of January 31, 2025, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)           Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to January 31, 2025, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)             All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)              The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(k)            At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire all rights of the Target Fund thereto.

(l)              The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)           The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)            From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)            No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)           For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to the Target Fund as follows:

(a)            The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)           The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)            The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to approval by its preferred shareholders and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, the Statement Establishing and Fixing the Rights and Preferences of Series A Taxable Fund Preferred Shares, as supplemented and amended (the “Acquiring Fund Series A TFP Statement”), or the Statement Establishing and Fixing the Rights and Preferences of Series B Taxable Fund Preferred Shares, as supplemented and amended (together with the Acquiring Fund Series A TFP Statement, the “Acquiring Fund TFP Statements”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           The Merger Sub is not, and the execution delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)            No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)           The financial statements of the Acquiring Fund as of July 31, 2024, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2024, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)           The unaudited semi-annual financial statements of the Acquiring Fund as of January 31, 2025, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of January 31, 2025, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(i)             Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)             All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(k)           The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(l)            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)          The Acquiring Fund Common Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(n)           The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)           From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(q)           For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it. The Acquiring Fund has a valid business purpose for undertaking the transactions described in this Agreement. The Acquiring Fund is in the same line of business as the Target Fund. Following the Merger, the Acquiring Fund will (i) continue such line of business with no plan or intention to change such line of business (and the Acquiring Fund did not enter into such line of business as part of the plan of reorganization) and (ii) use the Target Fund’s historic business assets in its business and has no plan or intention to sell any of such historic business assets other than in the ordinary course of conducting the Acquiring Fund’s trade or business as a RIC for reasons that will be independent of, and unrelated to, such Merger.

(r)            All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)           Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

Article V

COVENANTS OF the FUNDs AND MERGER SUBSIDIARY

5.1           OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f) and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2           APPROVAL OF SHAREHOLDERS. The Acquiring Fund will call a meeting of its preferred shareholders and the Target Fund will call a meeting of its common shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3           ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4           FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5           PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of the Target Fund and the approval of the Merger and/or related matters by the common shareholders of the Target Fund and the preferred shareholders of the Acquiring Fund (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6           REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.7           TAX STATUS OF MERGER. The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Funds or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS of THE Target FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1           All representations, covenants and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2           The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND Parties

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1           All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund Parties on the Closing Date a certificate executed in the Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Target Fund and (ii) the Controller or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2           The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3           The Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4           Prior to the Valuation Time, the Target Fund will have declared the dividends and/or distributions contemplated by Section 8.5.

7.5           The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6           Unless otherwise directed by the Adviser, all contracts of the Target Fund set forth on Schedule 7.6 will be terminated with respect to the Target Fund as of or prior to the Closing.

Article VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding common shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and the Acquiring Fund TFP Statements. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2           As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, if necessary, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of common shareholders of the Target Fund as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Fund, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6           A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7           The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, with respect to matters other than those governed by laws of Massachusetts, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)            The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)           The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)            The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)           Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust or By-Laws or the laws of the Commonwealth of Massachusetts.

(e)            The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(g)           The execution and delivery of this Agreement by the Acquiring Fund and the Merger Sub did not, and the consummation by the Acquiring Fund and the Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or, if the Acquiring Fund has any issued and outstanding TFP Shares as of the Closing, the Acquiring Fund TFP Statements (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust and By-Laws and the Acquiring Fund TFP Statements) or the Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8           The Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Target Fund, with respect to matters other than those governed by the laws of Massachusetts, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)            The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)           The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)           To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e)            The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust and By-Laws).

Such opinions will be based on such customary assumptions and representations as Vedder Price P.C. and Morgan, Lewis & Bockius LLP may reasonably request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9            The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)            The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)           No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)            No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)           No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Common Shares solely into Acquiring Fund Common Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)            The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Common Shares that were converted into such Acquiring Fund Common Shares.

(f)            The holding period of the Acquiring Fund Common Shares received by each Target Fund Shareholder in the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund Common Shares were held by such shareholder, provided the Target Fund Common Shares are held as capital assets at the time of the merger.

(g)           The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)           The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(i)             The payment of cash to the holders of Target Fund Common Shares in lieu of fractional Acquiring Fund Common Shares will be treated as though such fractional shares were distributed as part of the merger and then redeemed by the Acquiring Fund with the result that the holder of Target Fund Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such holder’s basis allocable to the fractional Acquiring Fund Common Shares.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.9.

Article IX

EXPENSES

9.1           The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be allocated among and borne by both of the Funds ratably based on the projected relative benefits to the common shareholders of each Fund, as common shareholders of the Acquiring Fund for a period equal to shareholders’ average holding period of shares for each Fund, and such estimated amounts shall be set forth in the Registration Statement or other Proxy Materials. Each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2           Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3           Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

Article X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

Article XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to:

(a)            a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)            a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)            a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

Article XII

AMENDMENTS

12.1         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party affected by the amendment subject to the prior review of each such Fund’s counsel and the authorization of each such Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1         The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND

By:
Name:
Title:

NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND

By:
Name:
Title:

JPI Merger Sub, LLC

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger (JPI-JPC Merger)]

Schedule 7.6

Nuveen Preferred Securities & Income Opportunities Fund

Amended and Restated Master Custodian Agreement between the Target Fund and State Street Bank and Trust Company dated as of July 15, 2015

Investment Management Agreement by and between the Target Fund and Nuveen Fund Advisors, LLC dated as of October 1, 2014

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014

Transfer Agency and Service Agreement by and between the Target Fund and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

APPENDIX B

Financial Highlights

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the most recent ten fiscal years for the Target and Acquiring Funds.

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Certain information of the Target Fund reflects financial results for a single common share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Target Fund’s financial statements as of and for the fiscal years ended July 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Target Fund’s financial statements, is included in the Target Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended January 31, 2025 is unaudited and is included in the Target Fund’s 2025 Semi-Annual Report. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Period Ended
	January 31,	Year Ended July 31

Per Share Operating Performance	2025(e)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Beginning Common Share Net Asset Value (“NAV”)	$19.96	$18.44	$21.26	$25.38	$22.45	$24.67	$24.39	$25.97	$24.60	$24.88	$25.51
Investment Operations:
Net Investment Income (Loss)(a)	0.60	1.08	1.15	1.58	1.65	1.59	1.64	1.66	1.75	1.86	1.96
Net Realized/Unrealized Gain (Loss)	0.35	1.62	(2.60)	(4.13)	2.85	(2.20)	0.27	(1.55)	1.46	(0.01)	(0.65)
Total	0.95	2.70	(1.45)	(2.55)	4.50	(0.61)	1.91	0.11	3.21	1.85	1.31
Less Distributions to Common Shareholders:
From Net Investment Income	(0.93)	(1.11)	(1.37)	(1.57)	(1.57)	(1.57)	(1.61)	(1.62)	(1.77)	(1.95)	(1.94)
From Accumulated Net Realized Gains	—	—	—	—	—	—	—	—	—	(0.18)	—
Return of Capital	—	(0.07)	—	—	—	(0.04)	(0.02)	(0.07)	(0.07)	—	—
Total	(0.93)	(1.18)	(1.37)	(1.57)	(1.57)	(1.61)	(1.63)	(1.69)	(1.84)	(2.13)	(1.94)
Common Share:
Ending NAV	$19.98	$19.96	$18.44	$21.26	$25.38	$22.45	$24.67	$24.39	$25.97	$24.60	$24.88
Ending Share Price	$20.15	$19.87	$17.63	$20.51	$26.26	$22.20	$24.27	$23.13	$25.15	$24.59	$22.28
Common Share Total Returns:
Based on NAV(b)	4.80%	15.10%	(6.85)%	(10.41)%	20.54%	(2.50)%	8.29%	0.37%	13.62%	7.96%	5.30%
Based on Share Price(b)	6.18%	20.11%	(7.39)%	(16.35)%	26.22%	(1.93)%	12.79%	(1.40)%	10.29%	20.97%	4.83%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$281,881	$454,488	$420,003	$484,242	$577,883	$511,060	$561,523	$555,058	$591,018	$559,722	$566,137
Ratios to Average Net Assets Before Reimbursement(c)
Expenses	4.28%*	4.97%	4.40%	2.06%	1.76%	2.34%	2.72%	2.22%	1.93%	1.77%	1.66%
Net Investment Income (Loss)	5.87%*	5.67%	6.00%	6.75%	6.79%	6.75%	6.90%	6.56%	7.04%	7.73%	7.80%
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses	3.72%*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Investment Income (Loss)	5.87%*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	24%	42%	14%	9%	23%	34%	27%	26%	19%	23%	26%
Borrowings at the End of Period:
Aggregate Amount Outstanding (000)(f)	$124,000	$147,500	$180,900	$216,000	$234,800	$200,000	$210,000	$225,000	$225,000	$225,000	$225,000
Asset Coverage Per $1,000 Share(g)	$3,273	$4,081	$3,322	$3,242	$3,461	$3,555	$3,674	$3,467	$3,627	$3,488	$3,516

(a)	Based on average shares outstanding.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings, and/or reverse repurchase agreements, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Period Ended January 31:
2025(e)	2.87	%*

Year Ended July 31:
2024	3.54
2023	2.96
2022	0.69
2021	0.44
2020	1.01
2019	1.43
2018	0.97
2017	0.67
2016	0.50
2015	0.41

(d)	During the six months ended January 31, 2025, Nuveen Fund Advisors voluntarily reimbursed the Fund for certain expenses incurred in connection with its restructuring.
(e)	Unaudited. For the six months ended January 31, 2025.
(f)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference as of the end of the relevant fiscal year.
(g)	Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
*	Annualized.
N/A	The Fund did not have a contractual reimbursement agreement with Nuveen Fund Advisors.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s financial statements as of and for the fiscal years ended July 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended January 31, 2025 is unaudited and is included in the Acquiring Fund’s 2025 Semi-Annual Report. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Joint Proxy Statement/Prospectus. Past results are not indicative of future performance.

	Period Ended
	January 31,	Year Ended July 31
Per Share Operating Performance	2025(d)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Beginning Common Share Net Asset Value (“NAV”)	$8.03	$7.45	$8.41	$9.91	$8.83	$10.14	$10.16	$10.87	$10.53	$10.45	$10.67
Investment Operations:
Net Investment Income (Loss)(a)	0.22	0.40	0.46	0.66	0.67	0.65	0.70	0.76	0.72	0.77	0.80
Net Realized/Unrealized Gain (Loss)	0.15	0.77	(0.84)	(1.52)	1.05	(1.26)	0.01	(0.70)	0.40	0.11	(0.25)
Total	0.37	1.17	(0.38)	(0.86)	1.72	(0.61)	0.71	0.06	1.12	0.88	0.55
Less Distributions to Common Shareholders:
From Net Investment Income	(0.40)	(0.59)	(0.58)	(0.64)	(0.64)	(0.68)	(0.70)	(0.77)	(0.77)	(0.80)	(0.77)
From Accumulated Net Realized Gains	—	—	—	—	—	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	(0.02)	(0.03)	— *	(0.01)	—	—
Total	(0.40)	(0.59)	(0.58)	(0.64)	(0.64)	(0.70)	(0.73)	(0.77)	(0.78)	(0.80)	(0.77)
Common Share:
Discount Per Share Repurchased and Retired	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$— *
Shelf Offering Costs	$—	$—	$—	$— *	$— *	$—	$—	$—	$—	$—	$—
Premium from Shares Sold through Shelf Offering	$—	$—	$—	$— *	$— *	$—	$—	$—	$—	$—	$—
Ending NAV	$8.00	$8.03	$7.45	$8.41	$9.91	$8.83	$10.14	$10.16	$10.87	$10.53	$10.45
Ending Share Price	$7.96	$7.68	$6.60	$8.20	$10.00	$8.81	$9.91	$9.44	$10.59	$10.43	$9.19
Common Share Total Returns:
Based on NAV(b)	4.77%	16.21%	(4.47)%	(9.05)%	19.93%	(6.16)%	7.48%	0.57%	11.16%	9.01%	5.36%
Based on Share Price(b)	8.93%	26.70%	(12.60)%	(11.91)%	21.55%	(4.12)%	13.52%	(3.76)%	9.73%	23.47%	6.76%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$2,571,260	$2,563,871	$783,007	$884,062	$1,028,714	$912,193	$1,047,925	$1,049,894	$1,122,751	$1,020,717	$1,012,766
Ratios to Average Net Assets
Expenses(c)	4.88%**	5.20%	4.46%	2.06%	1.81%	2.50%	3.04%	2.59%	1.92%	1.73%	1.63%
Net Investment Income (Loss)(c)	5.40%**	5.22%	5.92%	7.10%	7.02%	6.87%	7.10%	7.19%	6.82%	7.58%	7.55%
Portfolio Turnover Rate	15%	39%	15%	71%	23%	32%	23%	29%	32%	17%	44%
Borrowings at the End of Period:
Aggregate Amount Outstanding (000)(e)	$689,000	$689,000	$219,600	$423,400	$462,700	$400,000	$455,000	$437,000	$540,000	$404,100	$404,100
Asset Coverage Per $1,000 Share(f)	$5,341	$5,331	$5,249	$3,088	$3,223	$3,280	$3,303	$3,403	$3,079	$3,526	$3,506
Taxable Fund Preferred (TFP) Shares at the End of Period:
Aggregate Amount Outstanding (000)(e)	$420,000	$420,000	$150,000	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $1,000 Share(f)	$3,319	$3,312	$3,119	$—	$—	$—	$—	$—	$—	$—	$—
Borrowings, and/or TFP Shares at the End of Period
Asset Coverage Per $1 Liquidation Preference	$3.32	$3.31	$3.12	$—	$—	$—	$—	$—	$—	$—	$—

(a)	Based on average shares outstanding.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings, and/or reverse repurchase agreements, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Period Ended January 31:
2025(d)	3.61	%**

Year Ended July 31:
2024	3.86
2023	3.07
2022	0.72
2021	0.49
2020	1.17
2019	1.73
2018	1.29
2017	0.70
2016	0.50
2015	0.41

(d)	Unaudited. For the six months ended January 31, 2025.
(e)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference as of the end of the relevant fiscal year.
(f)	Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
*	Rounds to less than $0.01 per common share.
**	Annualized.

APPENDIX C

BENEFICIAL OWNERSHIP OF FUND BOARD MEMBERS/NOMINEES AND FUND OFFICERS

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in the Fund Complex overseen by the Board Member/nominee as of December 31, 2024. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities
Board Members/Nominees	Target Fund	Acquiring Fund	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Members/Nominees in Family of Investment Companies
	Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng	$0	$0	Over $100,000
Michael A. Forrester	$0	$0	Over $100,000
Thomas J. Kenny	$0	$0	Over $100,000
Amy B.R. Lancellotta	$0	$0	Over $100,000
Joanne T. Medero	$0	$0	Over $100,000
Albin F. Moschner	$0	$0	Over $100,000
John K. Nelson	$0	$0	Over $100,000
Loren M. Starr	$0	$0	Over $100,000
Matthew Thornton III	$0	$0	Over $100,000
Terence J. Toth	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	Over $100,000
Robert L. Young	$0	$0	Over $100,000

C-1

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2024. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned by Board Members and Officers(1)
Board Members/Nominees	Target Fund	Acquiring Fund
Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng	0	0
Michael A. Forrester	0	0
Thomas J. Kenny	0	0
Amy B.R. Lancellotta	0	0
Joanne T. Medero	0	0
Albin F. Moschner	0	0
John K. Nelson	0	0
Loren M. Starr	0	0
Matthew Thornton III	0	0
Terence J. Toth	0	0
Margaret L. Wolff	0	0
Robert L. Young	0	0
All Board Members/Nominees and Officers as a Group	0	3,878

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member/nominee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Joint Proxy Statement/Prospectus.

The table below presents information on Board Members who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Funds’ investment adviser as of December 31, 2024:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$37,455	0.01%
	KSHFO, LLC(4)	Global Timber Resources Investor Fund, LP	None	$567,738	6.01%
	KSHFO, LLC(4)	TIAA-CREF Global Agriculture II LLC	None	$717,269	0.05%
	KSHFO, LLC(4)	Global Agriculture II AIV (US) LLC	None	$681,911	0.17%

(1)	The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen.
(2)	These amounts reflect the value of holdings as of December 31, 2024. As of the date of this Joint Proxy Statement, that is the most recent information available regarding the valuation of shares of the Companies.
(3)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.
(4)	Mr. Kenny owns 6.60% of KSHFO, LLC.

C-2

APPENDIX D

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Investment Committee Meeting	Closed-End Fund Committee
Target Fund	5	8	8	8	6	14	5	4	4
Acquiring Fund	5	8	8	8	6	14	5	4	4

D-1

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	JPI 0725

PO Box 43131

Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetnow.global/MNDAGMQ

on July 25, 2025 at 2:00 p.m. Central Time.

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

Please detach at perforation before mailing

NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, JULY 25, 2025

COMMON SHARES

The Annual Meeting of Shareholders of Nuveen Preferred Securities & Income Opportunities Fund (“Target Fund”), a Massachusetts business trust, will be held on Friday, July 25, 2025 at 2:00 p.m. Central Time virtually at the following Website: meetnow.global/MNDAGMQ. At this meeting, you will be asked to vote to approve an Agreement and Plan of Merger and on the election of board members as described in the Joint Proxy Statement/Prospectus attached. The undersigned, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy, and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Friday, July 25, 2025, or any adjournments or postponements thereof. To participate in the virtual meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Preferred Securities & Income Opportunities Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

JPI_34517_050625

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Preferred Securities & Income Opportunities Fund

for the Annual Meeting of Shareholders on July 25, 2025.

The Joint Proxy Statement/Prospectus for this meeting is available at:

https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposals

		FOR	AGAINST	ABSTAIN
1a.

To approve an Agreement and Plan of Merger pursuant to which Nuveen Preferred Securities & Income Opportunities Fund (“Target Fund”) would be merged with and into JPI Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Preferred & Income Opportunities Fund (“Acquiring Fund”), with the issued and outstanding common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund.

		☐	☐	☐

2.	Election of Board Members:	FOR	WITHHOLD	FOR ALL
	Class I:	ALL	ALL	EXCEPT
	01. Michael A. Forrester 02. Thomas J. Kenny 03. Margaret L. Wolff 04. Robert L. Young	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.__________________________________________________________

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	JPI 34517	xxxxxxxx

PO Box 43131

Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetnow.global/MNDAGMQ

on July 25, 2025 at 2:00 p.m. Central Time.

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

Please detach at perforation before mailing

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS, JULY 25, 2025

PREFERRED SHARES

The Special Meeting of Shareholders of Nuveen Preferred & Income Opportunities Fund ( “Acquiring Fund”), a Massachusetts business trust, will be held on Friday, July 25, 2025 at 2:00 p.m. Central Time virtually at the following Website: meetnow.global/MNDAGMQ. At this meeting, you will be asked to vote to approve an Agreement and Plan of Merger as described in the Joint Proxy Statement/Prospectus attached. The undersigned, revoking previous proxies, hereby appoints John M. McCann, Kevin J. McCarthy, and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Friday, July 25, 2025, or any adjournments or postponements thereof. To participate in the virtual meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Preferred & Income Opportunities Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

JPC_34517_050625 Pref

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Preferred & Income Opportunities Fund

for the Special Meeting of Shareholders on July 25, 2025.

The Joint Proxy Statement/Prospectus for this meeting is available at:

https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposal

	FOR	AGAINST	ABSTAIN
1b.

To approve an Agreement and Plan of Merger pursuant to which Nuveen Preferred Securities & Income Opportunities Fund (“Target Fund”) would be merged with and into JPI Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Preferred & Income Opportunities Fund (“Acquiring Fund”), with the issued and outstanding common shares of the Target Fund being converted into newly issued common shares of the Acquiring Fund.

	☐	☐	☐

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	JPC 34517	xxxxxxxx

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED June 9, 2025

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF

NUVEEN PREFERRED SECURITIES & INCOME OPPORTUNITIES FUND (JPI)
AND
NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)
(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to common shareholders of Nuveen Preferred Securities & Income Opportunities Fund (the “Target Fund”) and preferred shareholders of Nuveen Preferred & Income Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” or each individually, a “Fund”), in connection with the proposed merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund. With respect to the merger, the Agreement and Plan of Merger provides for: (i) the merger of the Target Fund with and into JPI Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, and (ii) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [●], 2025 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Merger of the Target Fund into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [●], 2025.

TABLE OF CONTENTS

ii

Investment Objectives and Policies

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except for the Acquiring Fund’s investment objectives, as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board,” and each trustee, a “Board Member”) without the approval of shareholders.

The Funds have similar investment objectives, but there are differences. Each Fund seeks to provide a high level of current income and total return by investing primarily in preferred securities and other income producing securities.

The Target Fund’s investment objective is to provide a high level of current income and total return. As a non-fundamental policy, under normal circumstances, the Target Fund will invest at least 80% of its Assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including debt securities, hybrid securities and convertible securities.

The Acquiring Fund’s primary investment objective is high current income. The Acquiring Fund’s secondary investment objective is total return. As a non-fundamental policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities (sometimes referred to as “CoCos”) and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes. Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

For purposes of each Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, each Fund considers all securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, including traditional preferred securities and hybrid preferred securities, regardless of their classification in the capital structure of the issuer.

In addition to the Acquiring Fund’s investment policies discussed above, the following investment policies also apply to the Acquiring Fund, under normal circumstances:

●	The Acquiring Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”), or are unrated but judged to be of comparable quality.

●	The Acquiring Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

●	The Acquiring Fund is not limited in the amount of its investments in non-U.S. issuers. The Acquiring Fund may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities. The Acquiring Fund may invest up to 5% of its Managed Assets in preferred securities issued by companies located in emerging market countries.

In addition to the Target Fund’s investment policies discussed above, the following investment policies also apply to the Target Fund, under normal circumstances:

●	The Target Fund may invest up to 20% of its Managed Assets in securities issued by federal, state and local governments and U.S. government agencies.

●	The Target Fund invests at least 50% of its Managed Assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Target Fund’s sub-adviser to be of comparable quality.

●	The Target Fund may invest up to 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase.

●	The Target Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

●	The Target Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.

●	The Target Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Target Fund may invest directly.

●	The Target Fund will invest at least 25% of its assets in securities of issuers in the financial services industry.

The foregoing policies of each Fund apply only at the time of investment.

Note that the Acquiring Fund’s investment objectives, the Acquiring Fund’s policy to invest, under normal circumstances, more than 25% of its Managed Assets in securities of financial services companies and the Target Fund’s policy to invest at least 25% of its assets in securities of issuers in the financial services industry are fundamental policies that may not be changed without approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, if any, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less. Also note that each Fund’s policy to invest, under normal circumstances, at least 80% of its Assets in preferred securities and other income producing securities may not be changed without 60 days’ prior written notice to shareholders.

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Portfolio Composition

The following information supplements the discussion of the Acquiring Fund’s investment objectives, principal investment strategies, policies and techniques that appears in the Joint Proxy Statement/Prospectus. Additional information concerning principal investment strategies of the Acquiring Fund, and other investment strategies that may be used by the Acquiring Fund, is set forth below.

References in this section to the Fund apply to the Acquiring Fund.

Preferred Securities

The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment.

Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.

Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (“NYSE”), which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.

Contingent Capital Securities

The Fund may invest in CoCos. CoCos are securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Other Equity Securities

The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities, real estate investment trusts (“REITs”), warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and exchange-traded funds (“ETFs”)).

Financial Services Industry

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and REITs.

Debt Securities

The Fund may invest in debt securities. The debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.

In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

REITs

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs. The failure of a REIT to qualify for pass-through treatment of its income for federal income tax purposes would have an adverse effect on the value of the Fund’s investment in the REIT.

Foreign Issuers

The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Derivatives

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Moreover, there may be asset coverage requirements for certain arrangements. In order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)	U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government Agencies or instrumentalities. U.S. Government Agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes, however, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by S&P, Moody’s or Fitch and that matures within one year of the date of purchase or carries a variable or floating rate of interest.

(5)	Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6)	Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7)	Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Cash Equivalents and Short-Term Investments

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open-or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly).

Illiquid Securities

The Fund may invest in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Fund’s Board has delegated to the Adviser and the Sub-Adviser, the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Fund’s Board has directed the Adviser and the Sub-Adviser to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Interest Rate Transactions

In connection with the Fund’s use of leverage through borrowings or the issuance of Preferred Shares, the Fund may enter into interest rate swap or cap transactions. The payment obligation would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Fund will generally enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps has the potential to enhance or harm the overall performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Preferred Shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which, in turn, would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that a Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

The Fund may choose or be required to reduce its borrowings or other leverage. Such an event would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

Other Investment Companies

The Fund may not invest its Managed Assets in securities of other open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. The net asset value (“NAV”) and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Oher Investment Policies and Techniques of the Fund

Portfolio Trading and Turnover Rate. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

Zero Coupon Bonds and Other OID Instruments. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Investment Restrictions

The following are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares, if any, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, if any, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Except as described below, each Fund may not:

Target Fund(1)		Acquiring Fund(1)
(1)	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as permitted by the 1940 Act.(2)	(1)	Issue senior securities, as defined in the Investment Company Act of 1940 other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.(2)

(2)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.(2),(3)	(2)	Borrow money, except as permitted by the Investment Company Act of 1940.(2), (3)

(3)	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.	(3)	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating corporate loans.

(4)	Invest more than 25% of its total assets in securities of issuers in any one industry, except the Fund will invest at least 25% of its assets in securities of issuers in the financial services industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.	(4)	Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation the term “issuer” shall not include a lender selling a participant to the Fund together with any other person interpositioned between such lender and Fund with respect to a participation.

(5)	Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	(5)	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Target Fund(1)		Acquiring Fund(1)
(6)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.	(6)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

(7)	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.(4)	(7)	Make loans of funds or other assets, other than by obtaining interests in corporate loans, entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations.(4)

(8)	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer and, provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund, together with any other persons interpositioned between such lender and the Fund with respect to a participation.	(8)	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer and, provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund, together with any other persons interpositioned between such lender and the Fund with respect to a participation.

(1)	This table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s most recent registration statement, as the same may subsequently have been modified with the approval of the holders of a majority of the Fund’s outstanding voting securities. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.

(2)	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

(3)	Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Funds have not applied for, and currently do not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

(4)	Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Funds, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

The Target Fund may issue preferred shares or other senior securities, such as commercial paper or notes. If it does so, the Target Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Target Fund or, if the Target Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Target Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser or the Sub-Adviser from managing the Target Fund’s portfolio in accordance with the Target Fund’s investment objectives and policies.

With respect to each Fund, for the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental issuer, then such nongovernmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above.

With respect to each Fund, under the 1940 Act, a Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees.

Except as described below, each Fund may not:

Target Fund		Acquiring Fund
(1)	Under normal circumstances, invest less than 80% of its Managed Assets in preferred and other income producing securities.

(2)	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.	(2)	Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(3)	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.	(3)	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(4)	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.	(4)	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

Each Fund’s policy to invest, under normal circumstances, at least 80% of its Assets in preferred securities and other income producing securities is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Fund’s Board on 60 days prior written notice to common shareholders.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on the Funds’ rates of portfolio turnover. While there can be no assurance thereof, the Target Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Target Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Target Fund may exceed 200% in particular years.

For the fiscal years ended July 31, 2024 and July 31, 2023, the portfolio turnover rates of the Target Fund were as follows:

Target Fund
2024	2023
42%	14%

For the fiscal years ended July 31, 2024 and July 31, 2023, the portfolio turnover rates of the Acquiring Fund were as follows:

Acquiring Fund
2024	2023
39%	15%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions.

Investment Adviser and Sub-Adviser

Investment Adviser

Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2025, Nuveen managed approximately $1.3 trillion in assets, of which approximately $147.1 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2026. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed-and open-end registered investment companies organized in the United States, and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for each Fund’s last three fiscal years are as follows:

Target Fund	2024	2023	2022
Gross Advisory Fees	$5,795,881	$5,932,998	$7,008,448
Waiver	$—	$—	$—
Net Advisory Fees	$5,795,881	$5,932,998	$7,008,448

Acquiring Fund	2024	2023	2022
Gross Advisory Fees	$25,198,092	$10,613,928	$12,434,968
Waiver	$—	$—	$—
Net Advisory Fees	$25,198,092	$10,613,928	$12,434,968

Sub-Adviser

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or a “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Target Fund and the Acquiring Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). The Sub-Adviser is a registered investment adviser and oversees day-to-day operations and manages the investment of its respective Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

For the services provided pursuant to the Target Fund’s and the Acquiring Fund’s Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, calculated as set forth below. The sub-advisory fee is calculated as a percentage of the net management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Target Fund and the Acquiring Fund to Nuveen Fund Advisors.

Average Daily Net Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
Next $25 million	47.5%
Next $25 million	45.0%
Next $25 million	42.5%
Over $200 million	40.0%

The total dollar amounts paid to the Sub-Adviser by Nuveen Fund Advisors during each Fund’s last three fiscal years are as follows:

Target Fund	2024	2023	2022
Sub-Advisory Fees	$2,456,894	$2,506,863	$2,940,900

Acquiring Fund*	2024	2023	2022
Sub-Advisory Fees	$10,212,041	$4,329,202	$5,187,218

*	Assets managed by NWQ Investment Management Company, LLC (“NWQ”) were reallocated to Nuveen Asset Management as of January 1, 2022. The total dollar amounts paid to Nuveen Asset Management and NWQ, respectively, during the Acquiring Fund’s last three fiscal years are as follows:

	2024	2023	2022
Nuveen Asset Management	$10,212,041	$4,329,202	$4,185,147
NWQ	$—	$—	$1,002,071

Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Douglas M. Baker, CFA and Brenda A. Langenfeld, CFA are portfolio managers of the Target Fund and the Acquiring Fund. Mr. Baker and Ms. Langenfeld will manage the combined fund upon completion of the Merger.

In addition to managing the Funds, the following portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of July 31, 2024:

	Type of Account Managed	Number of Accounts	Assets*
Portfolio Manager
Douglas M. Baker	Registered Investment Companies	5	$6.39 billion
	Other Pooled Investment Vehicles	1	$290 million
	Other Accounts	3,741	$2.38 billion

	Type of Account Managed	Number of Accounts	Assets*
Portfolio Manager
Brenda A. Langenfeld	Registered Investment Companies	8	$7.62 billion
	Other Pooled Investment Vehicles	2	$118 million
	Other Accounts	3,742	$2.43 billion

* None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation of Nuveen Asset Management Portfolio Managers

Portfolio manager compensation consists primarily of base pay and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the other accounts shown in the table above.

Potential Material Conflicts of Interest of Nuveen Asset Management Portfolio Managers

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments.

Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Beneficial Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by the Target Fund’s and the Acquiring Fund’s portfolio managers as of July 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Target Fund	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
Douglas M. Baker	$0	$0
Brenda A. Langenfeld	$0	$0

Code of Ethics

The Funds, Nuveen Fund Advisors, Nuveen Asset Management and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, which essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of a Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Fund, Nuveen Fund Advisors and Nuveen Asset Management can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Proxy Voting Policies and Procedures

The Funds invest their assets generally in preferred and income producing securities. The Funds may also acquire, directly or through a special-purpose vehicle, equity securities; provided that, under current non-fundamental investment restrictions, the Funds may not purchase securities of issuers for the purpose of exercising control, except to the extent that exercise by the Funds of their rights under loan agreements would be deemed to constitute exercising control. The Sub-Adviser does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

The Funds have delegated authority to the Adviser to vote proxies for securities held by each Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

In the rare event that an issuer were to issue a proxy or that a Fund were to receive a proxy issued by a cash management security, the Sub-Adviser will vote proxies in accordance with the Nuveen Proxy Voting Guidelines, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as Appendix B to this SAI.

The Sub-Adviser relies on a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and Nuveen investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of Fund shareholders.

The Sub-Adviser believes that it has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Nuveen Fund Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting by Nuveen’s legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, a Board member, or a senior executive of the Fund, the Adviser, Sub-Adviser or their affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through both Nuveen’s website at http://www.nuveen.com/en-us/closed-end-funds or the SEC’s website at http://www.sec.gov.

Portfolio Transactions and Brokerage

Subject to the supervision of the Board and Nuveen Fund Advisors, the Sub-Adviser is responsible for decisions to purchase and sell securities for its Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Sub-Adviser’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is the Sub-Adviser’s policy to seek the best execution under the circumstances of each trade. The Sub-Adviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Sub-Adviser’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser’s own research efforts, the receipt of research information is not expected to reduce significantly the Sub-Adviser’s expenses. While the Sub-Adviser will be primarily responsible for the placement of the business of its Funds, the Sub-Adviser’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

The Sub-Adviser may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) the Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from the Sub-Adviser’s management outweigh any disadvantage that may arise from the Sub-Adviser’s larger management activities and its need to allocate securities.

The information in the table below reflects the aggregate brokerage commission paid by the Target Fund and the Acquiring Fund for the last three fiscal years:

	2024	2023	2022
Target Fund	$17,352	$1,982	$5,537

	2024	2023	2022
Acquiring Fund	$102,384	$6,422	$65,505

During its most recently completed fiscal year, no Fund paid commissions in return for research services.

During the fiscal year ended July 31, 2024, the Funds acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of July 31, 2024:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2024)
Target Fund	Bank of America	Bank of America Corp	$10,324,414
	Barclays Capital	Barclays PLC	$11,020,441
	BNP Paribas	BNP Paribas SA	$14,315,323
	Citigroup Global Markets Inc.	Citigroup Inc	$17,760,018
	Goldman Sachs & Co.	Goldman Sachs Group Inc/The	$16,097,822
	HSBC Securities Inc.	HSBC Holdings PLC	$16,493,029
		HSBC Capital Funding Dollar 1 LP	$—
	Morgan Stanley & Co.	Morgan Stanley	$9,287,187
		Morgan Stanley Capital Services, LLC	$—
	UBS Securities LLC	UBS Group AG	$15,281,530
Acquiring Fund	Bank of America	Bank of America Corp	$113,844,885
	BNP Paribas	BNP Paribas SA	$164,738,370
	Citigroup Global Markets Inc.	Citigroup Inc	$183,121,479
	Goldman Sachs & Co.	Goldman Sachs Group Inc/The	$130,988,588
	JP Morgan Securities, Inc.	JPMorgan Chase & Co	$85,251,509
	Morgan Stanley & Co.	Morgan Stanley	$81,406,824
		Morgan Stanley Capital Services, LLC	$26,424,356
	UBS Securities LLC	UBS Group AG	$167,959,373

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen Securities, LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Funds, the amount of securities that may be purchased in any one issue and the assets of the Funds that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by each Fund’s Board, including a majority of the independent trustees.

Repurchase of Fund Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Acquiring Fund to redeem their shares. Instead, the common shares trade in the open market at prices that are a function of several factors, including common share dividend levels (which are in turn affected by expenses) in comparison to market rates for similar investments, NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than NAV, the Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Acquiring Fund to an open-end investment company. The Acquiring Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid dividends on preferred shares due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Acquiring Fund will be borne by the Acquiring Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Acquiring Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Acquiring Fund a taxable entity, causing the Acquiring Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Acquiring Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Acquiring Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Acquiring Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Acquiring Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Acquiring Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common shares and preferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or By-Laws. See “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end company. If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. As a result, conversion to open-end status may require changes in the management of the Acquiring Fund’s portfolio in order to meet the liquidity requirements applicable to open-end funds. Because portfolio securities may have to be liquidated to meet redemptions, conversion could affect the Acquiring Fund’s ability to meet its investment objectives or to use certain investment policies and techniques described above. If converted to an open-end fund, the Acquiring Fund expects to pay all redemptions in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Acquiring Fund were converted to an open-end fund, new common shares may be sold at NAV plus a sales load. The Board may at any time propose conversion of the Acquiring Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Acquiring Fund of its common shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the common shares trading at a price equal to their NAV. Nevertheless, the fact that the common shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Acquiring Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Acquiring Fund’s total assets which would likely have the effect of increasing the Acquiring Fund’s expense ratio. Any purchase by the Acquiring Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund and its shareholders, no action should be taken. During August 2022, the Acquiring Fund’s Board renewed the Fund’s open market share repurchase program under which the Acquiring Fund may repurchase up to 10% of its common shares. Since the inception of the Acquiring Fund’s share repurchase program through March 31, 2023, the Fund has repurchased 2,826,100 common shares under the program.

Federal Income Tax Matters

The following is a general summary of certain federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of the Target Fund. This discussion addresses only federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, non-U.S. shareholders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax, investors with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences. The discussion reflects applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of shares of the Acquiring Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person under the Code).

A “non-U.S. shareholder” is a beneficial owner of shares of the Acquiring Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership holds shares of the Acquiring Fund, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. The discussion below may not be applicable to an investor who is a partner in a partnership holding Acquiring Fund shares. Such investors should consult their own tax adviser regarding the tax consequences of acquiring, owning and disposing of shares of the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (distributions of the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a U.S. shareholder has held his/her or its shares. Long-term capital gains for noncorporate U.S. shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain U.S. shareholders that are individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate U.S. shareholders are taxed on capital gain at the same rate applicable to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate U.S. shareholder will be taxed at the rates applicable to long-term capital gain and a portion of the Acquiring Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate U.S. shareholders under section 243 of the Code. In order for some portion of the dividends received by a shareholder to be qualified dividend income or eligible for the dividends-received deduction, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the U.S. shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. The Acquiring Fund’s investment strategies may limit its ability to make distributions that are eligible for treatment as qualified dividend income for non-corporate U.S. shareholders or for the dividends received deduction for corporate U.S. shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a U.S. shareholder’s tax basis in his, her or its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a U.S. shareholder’s subsequent disposition of the shares of the Acquiring Fund. Earnings and profits for the current year are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, if any, and then to the extent remaining, if any, to pay distributions on the common shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, qualified dividend income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., net capital gains, qualified dividend income and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

To qualify for the favorable federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (iii) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a RIC in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders), and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of the Acquiring Fund’s current or accumulated earnings and profits (including distributions from net capital gains and net tax-exempt interest, if any) would be taxed to U.S. shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of noncorporate U.S. shareholders, and (ii) for the dividends-received deduction under section 243 of the Code in the case of corporate U.S. shareholders, provided certain holding period and other requirements under the Code are satisfied.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders or others on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a RIC and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares of the Acquiring Fund have been held for more than one year. The gain or loss on shares of the Acquiring Fund held for one year or less will generally be treated as short-term capital gain or loss. Present federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate U.S. shareholders, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to U.S. shareholders that are individual, estate and trust on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund's shares). Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Acquiring Fund investments or distributions.

The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund, potentially requiring the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to RICs under the Code.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) including such income it is required to accrue, to continue to qualify as a RIC and to avoid federal income and excise taxes on its taxable income. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements. The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

The Acquiring Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If the Acquiring Fund distributes such amounts, such distributions could constitute a return of capital to U.S. shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require the Acquiring Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold or may have to leverage itself by borrowing the cash.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. If the Acquiring Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Acquiring Fund as qualified REIT dividends, a U.S. shareholder must hold shares of the Acquiring Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Acquiring Fund does not elect to pass the special character of this income through to U.S. shareholders or if a U.S. shareholder does not satisfy the above holding period requirements, the U.S. shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Acquiring Fund’s qualified REIT dividend income while direct investors in the REITs may be entitled to the deduction.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is not possible to determine the Acquiring Fund’s effective rate of foreign tax in advance since the amount of the Acquiring Fund’s assets to be invested in various foreign countries is not known. The payment of such taxes will reduce the Acquiring Fund’s return on such investments. If more than 50% of the Acquiring Fund’s total assets are invested in stock or securities of foreign corporations at the end of a taxable year, the Acquiring Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund subject to certain limitations. If the Acquiring Fund makes this election, shareholders will be required to include their share of those taxes in gross income as a distribution from the Acquiring Fund. If the Acquiring Fund does not make the election, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Acquiring Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Shareholders of the Acquiring Fund may also be subject to this limitation. The Acquiring Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Acquiring Fund may choose not to report such section 163(j) interest dividends.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a U.S. shareholder if the U.S. shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the U.S. shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a U.S. shareholder’s U.S. federal income tax liability.

With respect to non-U.S. shareholders, sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. Proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gain distributions and gross proceeds from a sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Custodian, Transfer Agent and Dividend Disbursing Agent

The custodian of each Funds’ assets is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect the Acquiring Fund’s TFP Shares.

Supplemental Financial Information and Experts

The financial statements and financial highlights of each Fund contained in their Annual Reports have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, as set forth in their reports thereon. In reliance upon such reports given on the authority of KPMG as experts in accounting and auditing, the audited financial statements and financial highlights and related independent registered public accounting firm’s report for (i) the Target Fund, contained in the Target Fund’s Annual Report for the fiscal year ended July 31, 2024 (as filed October 4, 2024) (File No. 811-22699); and (ii) the Acquiring Fund, contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2024 (as filed October 4, 2024) (File No. 811-21293), are incorporated herein by reference. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

In addition, the unaudited financial statements and financial highlights for (i) the Target Fund, contained in the Target Fund’s Semi-Annual Report for the period ended January 31, 2025 (file No. 811-22699); and (ii) the Acquiring Fund, contained in the Acquiring Fund’s Semi-Annual Report for the period ended January 31, 2025 (file No. 811-21293), are incorporated herein by reference.

Comparative fee tables showing the various fees and expenses of investing in common shares of the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Merger, is included under the heading “Proposal No. 1—A. Synopsis—Comparative Expense Information” in the Joint Proxy Statement/Prospectus.

The Merger will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Additional Information

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Appendix A

Ratings of Investments

S&P Global Ratings —A brief description of the applicable S&P Global Ratings, a subsidiary of S&P Global Inc. previously McGraw Hill Financial, Inc. (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. NR indicates that a rating has not been assigned or is no longer assigned.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.	The Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

2.	The nature and provisions of the financial obligation, and the promise we impute; and

3.	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A-1

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

A-2

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

A-3

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

1.                                Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2.                                Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

A-4

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-5

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

We use the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc. — A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default – including by way of a distressed debt exchange (DDE) – on financial obligations

The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

A-6

LONG-TERM CREDIT RATINGS

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Near Default. A Default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”); and

c.	A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

A-7

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or DDE on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt; or

b.	the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘CCC’.

A-8

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the issuer credit rating scales include:

●	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of an issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

●	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

●	In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

●	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

A-9

●	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

●	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

●	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

●	In the case of Government and Shareholder Support Ratings, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

●	The ratings do not opine on the suitability of any security for investment or any other purposes.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving, if ratings may be raised, lowered or affirmed.

However, ratings can be raised or lowered without being placed on Rating Watch first. A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

A-10

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one-to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-Government Support Ratings. Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

STANDARD RATING ACTIONS

Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)*	Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*	The rating has been raised in the scale.

Downgrade*	The rating has been lowered in the scale.

Review-No Action*	The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a RAC will not be issued.

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Matured*/Paid-In-Full

a.            ‘Matured’— Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

b.            ‘Paid-In-Full’— Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*	Assigned to long-term US public finance issues after Fitch assesses refunding escrow.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. A RAC is not required when an issue has been redeemed, matured, repaid or paid in full.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. However, this is not always possible, for example if a rating is withdrawn due to a lack of information. Rating Watches are also resolved prior to or concurrent with withdrawal unless the timing of the event driving the Rating Watch does not support an immediate resolution

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Under Critical Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known.

Under Criteria Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria.

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The status of UCO will be resolved after the application of the new or revised criteria, which must be completed within six months from the publication date of the new or revised criteria.

UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.

Criteria Observation Removed

UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met.

Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

Rating Modifier Actions	Modifiers include Rating Outlooks and Rating Watches.

Rating Watch Maintained*	The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*	The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*	Rating Watch status has changed.

Under Review*	Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating.”

Outlook Revision *

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating (Revision Outlook).

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years. A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one-to two-year period.

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Data Actions	Data Actions refer to actions taken on individual issuers or issues that denote the assignment or change of a rating but do not imply any change in the credit quality of the entity or issue.

Revision Enhancement	Some form of the credit support affecting the rating opinion has been added or removed.

Revision IDR	Issuer’s long- or short-term rating has been converted to an IDR. This action is used in cases where the change does not denote an upgrade or downgrade.

Revision Rating	Rating has been modified for reasons that are not related to credit quality, such as to reflect the introduction of a new rating scale. This action is also used for National Rating changes driven purely by a recalibration of a National Ratings Equivalency Table.

Rating Confirmations	A rating has been reviewed at the request of the rated entity or its representatives to confirm that there would be no rating effect from a proposed limited change to specific terms or other provisions or circumstances in relation to an entity, its issues or a transaction. A rating confirmation does not constitute a rating action. The provision of rating confirmations is at Fitch’s sole discretion and the outcome may be communicated via a ratings confirmation letter and/or a Non-Rating Action Commentary (NRAC).

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions of Reviews that meet this requirement are noted with an ” * ” in the above definitions.

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Appendix B

Nuveen Proxy Voting Policy

Nuveen Proxy Voting Policy

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and, collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Applicability

This Policy applies to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC, (“NAM”),Teachers Advisors, LLC, (“TAL”) and TIAA-CREF

Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

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Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the ‘’Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted.

Portfolio Company includes any publicly traded operating company held in an account that is managed by an Adviser. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and the Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of CREF/TC Funds and the Nuveen Funds shall be standing, non- voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

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Advisers

1.	Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.
2.	When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.
3.	Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1.	Performs day-to-day administration of the Advisers’ proxy voting processes.
2.	Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:
●	Input from Advisory Personnel
●	Third party research
●	Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

●

3.	Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.
4.	Performs Form N-PX filings in accordance with regulatory requirements.
5.	Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.
6.	Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.
7.	Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.
8.	Performs an annual vote reconciliation for review by the Committee.
9.	Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.
10.	Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.
11.	Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
12.	Creates and retains certain records in accordance with Nuveen’s Record Management program.
13.	Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1.	Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.
2.	Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

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3.	Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.
4.	Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1.	Provides legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related Documents

●	Nuveen Proxy Voting Committee Charter
●	Nuveen Proxy Voting Guidelines
●	Nuveen Proxy Voting Conflicts of Interest Policy and Procedures
●	Nuveen Policy Statement on Responsible Investing

Policy Adoption Date	February 3, 2020
Effective Date of Current Policy/Last Date Reviewed	July 29, 2024
Governance	NEFI Compliance Committee
Policy Owner	Nuveen Proxy Voting Committee
Policy Leader	Nuveen Compliance

G-3250864P-E1123W

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PART C
OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)       against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)       with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)       in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)       by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)       by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)       such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)       a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust dated January 27, 2003.(1)

(1)(b)	Amended and Restated Declaration of Trust of Registrant, dated May 7, 2007. (2)

(1)(c)	Amended and Restated Declaration of Trust of Registrant, dated April 2, 2012. (2)

(2)(a)	Amended and Restated By-Laws of Registrant, dated October 5, 2020. (3)

(2)(b)	Amendment to the Amended and Restated By-Laws of Registrant, dated February 24, 2022. (4)

(2)(c)	Amended and Restated By-Laws of Registrant dated February 28, 2024. (5)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014. (2)

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015. (2)

(6)(c)	Renewal of Investment Management Agreement, dated July 27, 2016. (2)

(6)(d)	Renewal of Investment Management Agreement, dated July 24, 2017. (6)

(6)(e)	Renewal of Investment Management Agreement, dated July 24, 2018. (7)

(6)(f)	Continuance of Investment Management Agreement, dated July 30, 2019. (8)

(6)(g)	Continuance of Investment Management Agreement, dated July 30, 2020. (9)

(6)(h)	Continuance of Investment Management Agreement, dated July 30, 2021. (10)

(6)(i)	Continuance of Investment Management Agreement, dated July 29, 2022. (11)

(6)(j)	Continuance of Investment Management Agreement, dated July 31, 2023. (12)

(6)(k)	Continuance of Investment Management Agreement, dated May 1, 2024. (16)

(6)(l)	Investment Sub-Advisory Agreement, dated October 1, 2014. (2)

(6)(m)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015 (2)

(6)(n)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2016. (2)

(6)(o)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2017. (6)

(6)(p)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2018. (7)

(6)(q)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 24, 2019.(8)

(6)(r)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 31, 2020. (9)

(6)(s)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 30, 2021. (10)

(6)(t)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 29, 2022. (11)

(6)(u)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 31, 2023 (12)

(6)(v)	Notice of Continuance of Investment Sub-Advisory Agreement, dated April 30, 2024. (16)

(6)(w)	Rule 12d1-4 Investment Agreement between RiverNorth Funds as Acquiring Funds and Nuveen CEFs as Acquiring Funds, dated January 19, 2022. (13)

(7)(a)	Distribution Agreement between the Registrant and Nuveen Securities, LLC, dated March 18, 2021. (14)

(7)(b)	Dealer Agreement between Registrant and Nuveen Securities, LLC and Stifel, Nicolaus & Company Incorporated, dated March 18, 2021. (14)

(8)	Amended and Restated Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees, dated May 8, 2020. (3)

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015. (2)

(9)(b)	Amendment and revised Appendix A to Amended and Restated Master Custodian Agreement, dated July 31, 2020. (3)

(9)(c)	Amendment and revised Appendix A to Amended and Restated Master Custodian Agreement, dated October 7, 2021. (15)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated June 15, 2017 between Registrant and Computershare Inc. and Computershare Trust Company, N.A. (3)

(13)(b)	First Amendment and updated Schedule A, dated September 7, 2017, to the Transfer Agency Service Agreement between the Registrant and Computershare, Inc. and Computershare Trust Company, N.A., dated June 15, 2017. (3)

(13)(c)	Second Amendment and updated Schedule A, dated February 26, 2018 to the Transfer Agency Service Agreement between the Registrant and Computershare, Inc. and Computershare Trust Company, N.A., dated June 15, 2017. (3)

(13)(d)	Third Amendment and updated Schedule A, dated May 11, 2020 to the Transfer Agency Service Agreement between the Registrant and Computershare, Inc. and Computershare Trust Company, N.A., dated June 15, 2017. (3)

(14)	Consent of KPMG LLP, independent registered public accounting firm, is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney. (16)

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(18)	Calculation of Filing Fee Tables is filed herewith.

* To be filed by amendment.

(1)	Filed on January 31, 2003 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-102903) and incorporated by reference herein.

(2)	Filed on December 13, 2016 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

(3)	Filed on March 19, 2021 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated by reference herein.

(4)	Filed on February 25, 2022 as an exhibit to the Registrant’s Form 8-K (File no. 811-21293) and incorporated by reference herein.

(5)	Filed on March 6, 2024 as an exhibit to the Registrant’s Form 8-k (File No. 811-21293) and incorporated by reference herein.

(6)	Filed on November 16, 2017 as an exhibit to Post-Effective Amendment No. 1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File No. 333-184971) and incorporated by reference herein.

(7)	Filed on October 1, 2018 as an exhibit to Nuveen Dow 30SM Dynamic Overwrite Fund’s Registration Statement on Form N-2 (File No. 333-226218) and incorporated by reference herein.

(8)	Filed on March 11, 2020 as an exhibit to Pre-Effective Amendment No. 1 to Nuveen California AMT-Free Quality Municipal Income Fund’s Registration Statement on Form N-2 (File No. 333-225399) and incorporated by reference herein.

(9)	Filed on August 24, 2020 as an exhibit to Nuveen California Municipal Value Fund’s Registration Statement on Form N-14 (File No. 333-248308) and incorporated by reference herein.

(10)	Filed on August 26, 2021 as an exhibit to Nuveen Dynamic Municipal Opportunities Fund’s Registration Statement on Form N-2 (File No. 333-259086) and incorporated by reference herein.

(11)	Filed on November 10, 2022 as an exhibit to Nuveen Municipal Credit Income Fund’s Registration Statement on Form N-14 (File No. 333-268294) and incorporated by reference herein.

(12)	Filed on September 7, 2023 as an exhibit to Nuveen AMT-Free Municipal Credit Income Fund’s Registration Statement on Form N-14 (File No. 333-274389) and incorporated by reference herein.

(13)	Filed on May 11, 2023 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-271820) and incorporated by reference herein.

(14)	Filed on March 19, 2021 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated by reference herein.

(15)	Filed on July 29, 2022 as an exhibit to Post-Effective Amendment No. 2 to Nuveen Enhanced High Yield Municipal Bond Fund’s Registration Statement on Form N-2 (File No. 333-231722) and incorporated by reference herein.

(16)	Filed on April 24, 2025 as an exhibit to the Registrant's Registration Statement on Form N-14 (File No. 333-286736) and incorporated by reference herein.

Item 17. Undertakings

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Merger.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 9th day of June, 2025.

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND

By:	/s/ Mark L. Winget
Mark L. Winget Vice President and Secretary

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date
June 9, 2025
/s/ David J. Lamb	Chief Administrative Officer
David J. Lamb	(principal executive officer

/s/ Mark Cardella	Vice President and Controller	June 9, 2025
Mark Cardella	(principal financial and accounting officer)
By: /s/ Mark L. Winget
Robert L. Young*	Chair of the Board and Trustee	Mark L. Winget Attorney-in-Fact June 9, 2025

Trustee
Joseph A. Boateng*
Trustee
Michael A. Forrester*
Trustee
Thomas J. Kenny*
Trustee
Amy B.R. Lancellotta*
Trustee
Joanne T. Medero*
Trustee
Albin F. Moschner*
Trustee
John K. Nelson*
Trustee
Loren M. Starr*
Trustee
Matthew Thornton III*
Trustee
Terence J. Toth*
Trustee
Margaret L. Wolff*

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Mark J. Czarniecki to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is Exhibit (16) which is incorporated by reference to the Registrant's Registration Statement on Form N-14 (File No. 333-286736) filed on April 24, 2025.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
(11)	Opinion and Consent of Counsel
(14)	Consent of KPMG LLP, independent registered public accounting firm
(18)	Calculation of Filing Fee Tables